UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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TERRA INCOME FUND 6, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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805 Third Avenue, 8th Floor

New York, NY 10022

(212) 753-5100

[               ] [   ], 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Meeting”) of Terra Income Fund 6, Inc. (the “Company”) to be held on [          ], [               ] [   ], 2018 at [     ] a.m., Eastern Time at the Company’s principal executive offices, located at 805 Third Avenue, 8th Floor, New York, New York 10022.

Many publicly traded companies allow banks, brokers or other nominees who are the record holders of the shares to vote the shares they hold on your behalf on various routine matters. Unfortunately, such broker voting is not available to the Company, so stockholders must personally vote, or authorize a proxy to vote, their shares. In order to have a quorum to conduct business, the Company must have present at the Meeting, in person or by proxy, stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting in order to have a quorum to conduct business. Therefore, we ask that you personally vote your shares as soon as possible so that we can assure we have a quorum. You may vote by attending the Meeting in person and submitting a ballot, or you may authorize a proxy to vote your shares (i) by using the enclosed proxy card, (ii) electronically at www.proxypush.com/terra or (iii) by calling 1-866-474-9826 and following the prompts.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT (OR VOTE VIA THE INTERNET OR TELEPHONE) PROMPTLY.

The members of Terra Capital Partners, LLC, an affiliate of Terra Income Advisors, LLC , the investment adviser to the Company (the “Advisor”), have entered into a securities purchase agreement with an affiliate of Axar Capital Management L.P., a Delaware limited partnership (“Axar”), pursuant to which an affiliate of Axar will acquire control of the Advisor (such acquisition, the “Axar Investment”). The Axar Investment will result in a change in control of the Advisor and, as a result, an assignment and subsequent termination of the current investment advisory and administrative services agreement between the Company and the Advisor (the “Existing Advisory Agreement”) dated April 20, 2015 and as renewed by the board of directors of the Company (the “Board”) from time to time, in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

The stockholders of the Company are being asked to approve a new investment advisory and administrative services agreement between the Company and the Advisor (the “New Advisory Agreement”). As described in the accompanying Proxy Statement, all material terms of the Existing Advisory Agreement and the New Advisory Agreement will remain unchanged. The 1940 Act requires that a new investment advisory agreement be approved by both a majority of an investment company’s “non-interested” directors and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. The Board, including all of the non-interested directors, has approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders. If approved by holders of the required majority of the Company’s outstanding voting securities, the New Advisory Agreement will become effective upon the closing of the Axar Investment, which is expected to occur as soon as practicable following the Meeting. The proposal is explained more fully in the attached Proxy Statement.

In addition, the Company’s stockholders are being asked to consider and vote upon: (i) a proposal to amend the Company’s charter to comply with a request from a state securities administrator; (ii) the election of one member of the Board, who will serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies; (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; (iv) the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies; and (v) the transaction of such other business that may properly come before the Meeting and any postponement or adjournment thereof. Further details of the business to be conducted at the Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions at the Meeting.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by authorizing a proxy to vote your shares through the Internet or by telephone prior to the Meeting as described in the Proxy Statement and on the enclosed proxy card.

Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ Bruce D. Batkin
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on [               ] [   ], 2018

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2017, are available on the Internet at www.proxypush.com/terra.

The following information applicable to the Meeting may be found in the Proxy Statement and accompanying proxy card:

•	The date, time and location of the Meeting;

•	A list of the matters intended to be acted on and the Board’s recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about attending the meeting and voting in person.

805 Third Avenue, 8th Floor

New York, NY 10022

(212) 753-5100

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

To be Held on [               ] [   ], 2018, [     ] a.m., Eastern Time

To the Stockholders of Terra Income Fund 6, Inc.:

The 2018 Annual Meeting of Stockholders (the “Meeting”) of Terra Income Fund 6, Inc., a Maryland corporation (the “Company”), will be held on [          ], [               ] [   ], 2018, [     ] a.m., Eastern Time at the Company’s principal executive offices, located at 805 Third Avenue, 8th Floor, New York, New York 10022. Prior to the Meeting, you may authorize a proxy to vote your shares electronically at www.proxypush.com/terra or by calling 1-866-474-9826. You must have your 12-Digit Control Number, which you can find on the enclosed proxy card, in order to vote.

As discussed in more detail in the enclosed Proxy Statement, the members of Terra Capital Partners, LLC (“Terra Capital Partners”), an affiliate of Terra Income Advisors, LLC, investment adviser to the Company (the “Advisor”), have entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an affiliate of Axar Capital Management L.P. (“Axar”), pursuant to which an affiliate of Axar will acquire control of the Advisor (the “Axar Investment”). The Axar Investment will result in a change in control of the Advisor and, as a result, an assignment and subsequent termination of the current investment advisory and administrative services agreement between the Company and the Advisor (the “Existing Advisory Agreement”) dated April 20, 2015 and as renewed by the board of directors of the Company (the “Board”) from time to time, in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). The stockholders of the Company are being asked to approve a new investment advisory and administrative services agreement between the Company and the Advisor (the “New Advisory Agreement”) and to vote on matters set forth below.

In full, the Meeting is being held for the following purposes:

1.	To consider and vote upon the approval of the New Advisory Agreement between the Company and the Advisor, to take effect upon a change in control of the Advisor in connection with the Axar Investment;

2.	To consider and vote upon a proposal to amend the charter of the Company (the “Charter”) to comply with a request from a state securities administrator;

3.	To consider and vote upon the election of one member of the Board, who will serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies;

4.	To consider and vote upon the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018;

5.	To consider and vote upon the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies; and

6.	To consider and vote upon the transaction of such other business as may properly come before the Meeting, or any postponement or adjournment thereof.

THE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 4 AND 5,
AND “FOR” THE DIRECTOR NOMINEE IN PROPOSAL 3.

Each proposal is discussed in greater detail in the enclosed Proxy Statement. You have the right to receive notice of and to vote prior to the Meeting if you were a stockholder of record at the close of business on [               ] [   ], 2018. Whether or not you expect to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or authorize a proxy to vote your shares by telephone or through the Internet, as indicated on the proxy card. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Many publicly traded companies allow banks, brokers or other nominees who are the record holders of the shares to vote the shares they hold on your behalf on various routine matters. Unfortunately, such broker voting is not available to the Company, so stockholders must personally vote, or authorize a proxy to vote, their shares. In order to have a quorum to conduct business, the Company must have present at the Meeting, in person or by proxy, stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting in order to have a quorum to conduct business. Therefore, we ask that you personally vote your shares as soon as possible so that we can assure we have a quorum. You may vote by attending the Meeting in person and submitting a ballot, or you may authorize a proxy to vote your shares (i) by using the enclosed proxy card, (ii) electronically at www.proxypush.com/terra or (iii) by calling 1-866-474-9826 and following the prompts.

Sincerely yours,

/s/ Gregory M. Pinkus
Secretary

New York, New York
[               ] [   ], 2018

This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or authorize a proxy to vote your shares by telephone or through the Internet. Even if you vote your shares prior to the Meeting, you may still attend the Meeting and vote your shares in person.

If you have any questions about the Meeting or the New Advisory Agreement after reading the accompanying Proxy Statement, please contact the Company’s proxy solicitor, Mediant Communications Inc.:

Mediant Communications Inc.
P.O. Box 8035
Cary, NC 27512-9916

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Q:	Why did you send me this Proxy Statement?

A:	The Board is soliciting your proxy to vote at the Meeting to be held on [ ], [ ] [ ], 2018, [ ] a.m., Eastern Time at the Company’s principal executive offices, located at 805 Third Avenue, 8th Floor, New York, New York 10022.

This Proxy Statement summarizes the information regarding the matters to be voted upon at the Meeting. However, you do not need to attend the Meeting to vote your shares. You may simply complete, sign, and return the enclosed proxy card, or authorize a proxy to vote your shares by calling the telephone number indicated on the enclosed proxy card, or through the Internet, as indicated on the proxy card. This cannot be done on your behalf by your investment firm of personal advisor.

As of the close of business on [               ] [   ], 2018, the date for determining stockholders entitled to vote at the Meeting (the “Record Date”), there were [               ] shares of the Company’s common stock outstanding. If you owned shares of the Company’s common stock at the close of business on the Record Date, you are entitled to one vote for each share of common stock you owned as of that date. The Company began mailing this Proxy Statement on or about [               ] [   ], 2018 to all stockholders entitled to vote their shares at the Meeting.

Q:	What am I being asked to vote on?

A:	At the Meeting, stockholders of the Company are being asked to consider and vote upon the following proposals as set forth in the Notice of Annual Meeting of Stockholders:

•	The approval of the New Advisory Agreement between the Company and the Advisor, to take effect upon a change in control of the Advisor in connection with the Axar Investment;

•	The amendment of the Charter to comply with a request from a state securities administrator;

•	The election of one member of the Board, who will serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies;

•	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018;

•	The adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies; and

•	The transaction of such other business as may properly come before the Meeting, or any postponement or adjournment thereof.

Q:	What is the quorum requirement for the Meeting?

A:	A quorum of stockholders must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of the shares of the Company’s common stock entitled to be cast on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast.

If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. On the Record Date, there were [               ] shares of the Company’s common stock outstanding and entitled to vote. Thus, [               ] shares must be represented by stockholders present at the Meeting or by proxy to have a quorum.

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Q:	What is the Axar Investment?

A:	As discussed in more detail in the enclosed Proxy Statement, pursuant to the Axar Investment, the members of the Advisor have entered into the Securities Purchase Agreement with Axar Terra LLC (“Axar Terra”), a Delaware limited liability company and an affiliate of Axar Capital Management L.P. (“Axar”), pursuant to which Axar Terra will acquire control of the Advisor. Axar Terra is currently a member of both Terra Capital Partners and the Advisor, and remain a member of both after the consummation of the Axar Investment. This transaction will result in a change in control of the Advisor, and as a result, an assignment and subsequent termination of the Existing Advisory Agreement between the Company and the Advisor in accordance with the 1940 Act. The stockholders of the Company are being asked to vote to approve the New Advisory Agreement between the Company and the Advisor, and to elect a new director nominee. As described in the Proxy Statement, all material terms of the Existing Advisory Agreement and the New Advisory Agreement are identical.

Q:	Why am I being asked to vote on the New Advisory Agreement?

A:	The completion of the Axar Investment will terminate the Company’s Existing Advisory Agreement with the Advisor. Accordingly, stockholders of the Company are being asked to approve the New Advisory Agreement with the Advisor, which is on the same terms as are currently in effect under the Existing Advisory Agreement in all material respects. The Board believes that approval of the New Advisory Agreement will provide the benefits to the Company discussed below. The Board, including all of the members of the Board who are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act (the “Non-Interested Directors”), has approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders.

Q:	What are the benefits of the Axar Investment to the Company and its stockholders?

A:	In evaluating the New Advisory Agreement, the Board requested an extensive set of materials regarding Axar Terra, as well as the affiliates of Axar Terra. The Board also met with representatives of Axar to ask questions related to the potential impact of the Axar Investment on the Company and its stockholders.

Axar Terra is a Delaware limited liability company formed for the sole purpose of investing in Terra Capital Partners and its affiliates. Axar Real Estate Capital Group, LLC (“Axar RE”) already serves as managing member of Axar Terra. Axar, an affiliate of Axar RE, is a Delaware limited partnership and has its principal place of business in New York, New York. Axar provides discretionary investment advisory services to various pooled investment vehicles operating as private funds and separately managed accounts. Axar invests opportunistically in various securities and financial instruments across diverse sectors and asset classes, focusing on event-driven and special situations investments across the capital structure. While Axar invests primarily in the United States, Canada and other G10 countries, it may invest in certain other countries, including emerging markets, from time to time. Axar searches for changing market conditions, negative sentiment, stressed or distressed companies and inefficiencies that may create opportunities for value-oriented investing. As of December 31, 2017, Axar manages approximately $680 million in discretionary assets under management and $0 in non-discretionary assets under management. As of December 31, 2017, Axar has 18 employees. Further information on Axar is available at adviserinfo.sec.gov.

The investment objective of Axar Terra is to generate positive returns. Axar Terra has certain rights with respect to its investment in Terra Capital Partners and its affiliates, including the right to appoint a majority of the members of the board of Terra Capital Partners and consent rights over certain significant corporate actions of the Advisor. Axar personnel are expected to act in such capacity and exercise the foregoing rights as they deem appropriate on behalf of Axar Terra. The Board believes that the involvement of the Axar personnel will benefit the Company and its stockholders, including for the reasons set forth below. Axar Terra (and therefore Axar and its personnel) will not make any investment recommendations or otherwise participate in the specific investment activities of the Company.

In connection with Axar Terra’s investment in Terra Capital Partners pursuant to the Securities Purchase Agreement, Vik Uppal, former Head of Real Estate of Axar and current Chief Investment Officer of Terra Capital Partners, began providing certain services to the Advisor in his capacity as an employee of Terra Capital Partners in February 2018. Bruce D. Batkin, the Company’s Chief Executive Officer, Daniel J. Cooperman, the Company’s Chief Originations Officer, and Gregory M. Pinkus, the Company’s Chief Financial Officer, have remained in their current roles with the Company, and are expected to continue to do so upon consummation of the Axar Investment.

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The Board discussed Axar’s qualifications and considered its investment philosophy, historical performance, and current management, as well as its relative strengths, and considered the following benefits of the Axar Investment to the Company and its stockholders:

•	The Company and its affiliates can benefit from Axar’s experience in real estate investing, capital markets expertise, and institutional relationships;

•	The Board believes that the Advisor’s relationship with Axar can expand the universe of investment opportunities for the Advisor to consider, including investments other than commercial real estate loans but consistent with the Company’s investment objectives, and may also allow Company to serve as the lead investor for certain real estate-related loans without reliance on the participation of the Company’s affiliates under the co-investment relief order from the SEC;

•	The Board believes Axar can provide the Advisor and its affiliates with introductions to potential institutional investors that can be willing to make an investment in the Company, which would supplement its existing retail investor base;

•	The Advisor will be better capitalized due to the Axar Investment, which will provide stability to the Advisor with Axar as a strategic, institutional partner;

•	As part of the Axar Investment, multiple former members of Axar’s real estate team, including Mr. Uppal, previously Axar’s Head of Real Estate, will become officers of the Advisor or its Affiliates;

•	The Board believes that the prior experience of the Axar personnel that will become officers of the Advisor or its affiliates upon the consummation of the Axar Investment can allow the Company to modify the Company’s investment criteria and strategies to include additional targeted assets other than commercial real estate loans but consistent with the Company’s investment objectives;

•	The Advisor will have expanded investment capabilities and access to enhanced resources and capital sources as a result of its relationship with Axar;

•	The Board believes that the capital markets expertise of Axar and the Axar personnel that will join the Advisor’s team will augment the deal sourcing and execution capabilities of the Advisor and its affiliates, including Terra Capital Markets, LLC, and the Company can benefit from Axar’s other professionals; and

•	The Advisor will continue to be operated independently from Axar by its own management team. However, Axar personnel, as members of the Advisor’s board, can be able to assist in business and operational decisions (including personnel decisions) of the Advisor.

Q:	What are the conditions of the Axar Investment?

A:	The consummation of the Axar Investment is subject to certain terms and conditions, including approval of the New Advisory Agreement by the Company’s stockholders. In addition, the Axar Investment is structured to comply with the conditions imposed under Section 15(f) of the 1940 Act, which provides that when a sale of securities or a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons cannot receive any amount or benefit in connection with the sale unless two conditions are satisfied. These conditions are as follows:

•	First, for three years following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. The Board is expected to meet this requirement based on the resignation of Simon J. Mildé from the Board and the election of Spencer E. Goldenberg as a Non-Interested Director at the Meeting; and

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•	Second, during the two years after the transaction no “unfair burden” must not be imposed on the investment company as a result of the sale of such interest. Neither the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, may receive or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Advisor and Axar Terra will conduct, and use their reasonable best efforts to cause their respective affiliates to conduct, relevant aspects of their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act. This includes a prohibition on proposals to increase in the investment advisory fees paid by the Company to the Advisor for two years.

If each of the terms and conditions is satisfied, the parties to the Axar Investment anticipate that the closing will take place as soon as practicable after the Meeting.

Q:	How will the Axar Investment affect the Company’s investment objectives and strategy?

A:	There will be no change to the Company’s current investment objectives and strategy immediately after completion of the Axar Investment. The Company’s current investment objectives are (i) to pay attractive and stable cash distributions, (ii) to preserve, protect, and return capital contributions to its stockholders, and (iii) to realize growth in the value of the Company’s investments by timing their sale to maximize value. The Company’s current investment strategy is to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as eligible portfolio companies under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans, and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States; (ii) preferred equity real estate investments in U.S. companies qualifying as eligible portfolio companies under the 1940 Act; and (iii) select commercial real estate-related debt securities, such as commercial mortgage backed securities or collateralized debt obligations. After the Axar Investment is completed, the Company may review its investment strategy in light of its investment objectives, and as a result of such review may expand its investment strategy to include additional investments that are consistent with the Company’s investment objectives.

Q:	How will the Axar Investment affect the Company’s distribution policy?

A:	There will be no changes to the Company’s current distribution policy as a result of the Axar Investment. The Company’s current distribution policy is to authorize and declare ordinary cash distributions on either a monthly or quarterly basis and to pay such distributions on a monthly basis. To the extent the Company has income available, it intends to continue to make monthly distributions; however, the timing and amount of any future distributions to the Company’s stockholders are subject to applicable legal restrictions and the sole discretion of the Board. Any distributions to the Company’s stockholders will be declared out of assets legally available for distribution.

Q:	How will the Axar Investment affect the Company’s capital raising policy?

A:	As a business development company, the Company may increase its profitability by accessing additional capital for investment purposes. Accordingly, the Company expects to access the capital markets from time to time in the future to take advantage of additional investment opportunities. The Company may offer debt, common stock, preferred stock or subscription rights to purchase shares of the Company’s common stock in the future. Any such offerings of the Company’s securities may be through a registered public offering or through one or more private placements. The Company intends to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with its investment objectives and general corporate purposes. With Axar Terra controlling the Advisor, Axar Terra believes the Company may be an attractive potential investment for potential institutional investors, including family offices, pension funds, endowments, sovereign wealth funds, and hedge and private equity funds. The Company may also pursue one or more strategic transactions in the future designed to maximize value to the Company’s stockholders or otherwise provide additional capital to the Company.

Q:	Will the investment advisory fees payable to the Advisor under the New Advisory Agreement increase as a result of the Axar Investment?

A:	No. All material terms and conditions of the Existing Advisory Agreement will be the same, including the incentive fees.

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Q:	How does the Board recommend that I vote with respect to the proposal to approve the New Advisory Agreement?

A:	In evaluating the New Advisory Agreement, the Board reviewed certain materials furnished separately by the Advisor, Axar and its affiliates, and met with Axar representatives. The Board discussed Axar’s qualifications and considered its investment philosophy, historical performance, and current management, as well as its relative strengths, and believes the Axar Investment and the New Advisory Agreement are in the best interests of the Company and its stockholders. Accordingly, after careful consideration, the Board unanimously recommends that you vote “FOR” the proposal to approve the New Advisory Agreement.

Q:	Do any of the Company’s directors or officers have any interest in the approval of the New Advisory Agreement that is different from that of the Company’s stockholders generally?

A:	Yes. As described in this Proxy Statement under “Significant Conflicts of Interest of the Directors and Officers in the Axar Investment,” beginning on page [23], the Company’s officers and directors have significant conflicts of interest in connection with the vote on the New Advisory Agreement. In particular, Simon J. Mildé, the Company’s Chairman of the Board, Bruce D. Batkin, the Company’s Chief Executive Officer, and Daniel J. Cooperman, the Company’s Chief Originations Officer, own or control a majority of the issued and outstanding limited liability company interests of the Advisor, and have received payments in exchange for their interests in the Advisor that they sold to Axar Terra in connection with the Axar Investment. In addition, if the New Advisory Agreement is not approved by the Company’s stockholders, Messrs. Mildé, Batkin and Cooperman will be required to make payments to Axar Terra or its affiliates representing the economic interests of the Advisor not transferred in the Axar Investment.

Q:	Will the Company bear the costs associated with the Axar Investment?

A:	The only costs borne by the Company are those expenses associated with the formation of the Special Committee (as defined in the Proxy Statement). Except for those expenses and the costs associated with the Meeting, which will also be borne by the Company, Axar Terra, on the one hand, and the members of the Advisor, on the other hand, shall each bear their own direct and indirect fees, expenses and costs in connection with the Axar Investment.

Q.	Why are you proposing to amend your charter?

A:	As a publicly registered, non-listed business development company (“BDC”), federal and state securities laws required the Company to register its public offering of shares with both the SEC and with the state securities regulators in each U.S. state in which the Company offers and sells its shares, and to renew that registration on an annual basis. During such state registration process in the course of the Company’s public offering, state securities administrators reviewed and commented upon the terms of the Company’s public offering and our Charter.

In connection with renewing the registration of the Company’s initial public offering with each of the states, the securities administrator of the State of Washington conditioned its agreement to approve the renewal of the Company’s initial public offering upon the agreement of the Company’s management to propose a certain amendment to the Company’s Charter (the “Charter Amendment Proposal”) to the Board for consideration for submission to the Company’s stockholders. The Board has declared the Charter Amendment Proposal advisable and has directed that the Charter Amendment Proposal be submitted for consideration by the Company’s stockholders at the Annual Meeting.

The Charter Amendment Proposal is discussed in detail in “Proposal No. 2: Amendment to the Charter.”

Q:	How do I vote by proxy and how many votes do I have?

A:	If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies on the proxy card will vote the shares in the manner that you specified. If you sign the proxy card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board. You may also authorize a proxy to vote your shares by calling 1-866-474-9826 or through the Internet website of the Company’s proxy tabulator at www.proxypush.com/terra, as indicated on the proxy card.

If you require assistance with voting your proxy or have any questions about the Meeting, please contact the Company’s proxy solicitor, Mediant Communications Inc., toll-free at 1-866-474-9826.

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If any other matter is properly presented, the shares represented by such proxy will be voted in accordance with the discretion of the person exercising authority conferred by the proxy at the Meeting. You will have one vote for each share of common stock that you own on the Record Date. The proxy card indicates the number of shares that you owned on the Record Date.

Q:	How do I vote in person?

A:	If you plan to attend the Meeting and vote in person, you will be given a proxy card when you arrive. Any previous votes that you submitted, whether by Internet, phone, or mail, will be superseded by the vote that you cast at the Meeting.

Q:	How can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the proxies are voted at the Meeting. If you have executed a proxy, you may revoke it with respect to any proposal by attending the Meeting and voting your shares in person, or by submitting a letter of revocation or a later-dated proxy. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator, Mediant Communications Inc.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with the Company’s transfer agent, DST Systems, Inc.

Beneficial Owner.  You are a beneficial owner if at the close of business on the Record Date your shares were held by a bank, brokerage firm or other nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” Many publicly traded companies allow banks, brokers or other nominees who are the record holders of the shares to vote the shares they hold on your behalf on various routine matters. Unfortunately, such broker voting is not available to the Company, so stockholders must personally vote, or authorize a proxy to vote, their shares.

Q:	What are abstentions and Broker Non-Votes?

A:	An abstention represents action by a stockholder to refrain from voting “for” or “against” a proposal. “Broker Non-Votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a stockholder of record, but that were not cast because the brokerage firm (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q:	What happens if only Proposal 1 or Proposal 3 is approved, or if neither of these proposals is approved?

A:	As discussed in more detail in the enclosed Proxy Statement, the closing of the Axar Investment is conditioned on, among other things, approval of the New Advisory Agreement by the Company’s stockholders.

To the extent Proposal 5 — Adjournment of the Meeting is approved by the Company’s stockholders, the Company may adjourn the Meeting and seek additional proxies to vote on Proposals 1-4, as necessary. If Proposal 1 is not approved by the Company’s stockholders, then the Axar Investment will not close and the Company will continue to operate pursuant to the Existing Advisory Agreement under the supervision of the existing Board and management team. If only Proposal 1 is approved by the Company’s stockholders but not Proposal 3, then the Company would be unable to comply with Section 15(f) of the 1940 Act and the closing of the Axar Investment may be delayed or may never occur, and the Company will continue to operate pursuant to the Existing Advisory Agreement under the supervision of the existing Board and management team until the closing of the Axar Investment (if it ever occurs). As a consequence of the failure of the Axar Investment to close, the Advisor may need to engage additional personnel if Terra Capital Partners no longer permits certain of its personnel to provide certain services to the Advisor.

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Q:	Who is paying for the costs of soliciting these proxies?

A:	The Company and the Advisor will bear the expenses in connection with the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the proxy card. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by: (i) the directors, officers, or employees of the Company or by the officers of the Advisor (without special compensation therefor), or (ii) by Mediant Communications Inc.,the Company’s proxy solicitor, who has been engaged on behalf of the Advisor to solicit proxies on the Company’s behalf at an estimated fee of $25,000, plus out-of-pocket expenses.

Q:	How do I find out the results of the voting at the Meeting?

A:	Preliminary voting results will be announced at the Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Meeting.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Meeting, voting, or your ownership of the Company’s common stock, please contact the Company’s proxy solicitor, Mediant Communications Inc.:

Mediant Communications Inc.
P.O. Box 8035
Cary, NC 27512-9916

7

805 Third Avenue, 8th Floor

New York, New York 10022

(212) 753-5100

PROXY STATEMENT

2018 Annual Meeting of Stockholders

To be Held on [               ] [   ], 2018

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Terra Income Fund 6, Inc., a Maryland corporation (the “Company,” “we,” “us,” or “our”), for use at the Company’s 2018 Annual Meeting of Stockholders (the “Meeting”), to be held on [          ], [               ] [   ], 2018, [     ] a.m., Eastern Time at the Company’s principal executive offices, located at 805 Third Avenue, 8th Floor, New York, New York 10022. Prior to the Meeting, or any postponements or adjournments thereof, you may authorize a proxy to vote your shares electronically at Mediant Communications Inc. This Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2017 are being sent to stockholders on or about [               ] [   ], 2018. This Proxy Statement is also available on the Internet at www.proxypush.com/terra.

We encourage you to authorize a proxy to vote your shares prior to the Meeting, either by telephone, via the Internet or by signing a proxy card. If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or via the Internet, and we receive your proxy in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the director nominee and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Mediant Communications Inc. (the “Proxy Tabulator”), in writing, by submitting a properly executed, later-dated proxy, or by authorizing a proxy to vote your shares online at www.proxypush.com/terra or by calling 1-866-474-9826. Please send your notification to the Company, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, and submit a properly executed, later-dated proxy or authorize a proxy to vote your shares by telephone or through the internet prior to the Meeting. Any stockholder of record attending the Meeting may vote at the Meeting whether or not he or she has previously authorized a proxy to vote his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares prior to the Meeting only if you obtain proper written authority from your institution or nominee prior to voting.

Stockholders of record may also authorize a proxy to vote their shares via the Internet or by telephone prior to the Meeting. Specific instructions to be followed by stockholders of record interested in authorizing a proxy to vote his or her shares via the Internet or by telephone are shown on the enclosed proxy card. The Internet and telephone proxy authorization voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy to vote their shares prior to the Meeting and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Meeting, you will be asked to consider and vote upon the following proposals:

1.	The approval of a new investment advisory and administrative services agreement (the “New Advisory Agreement”) between the Company and Terra Income Advisors, LLC (the “Advisor”), to take effect upon a change in control of the Advisor in connection with the Axar Investment, as defined herein (“Proposal 1”);

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2.	A proposal to amend a provision of our charter (the “Charter”) to comply with a request from a state securities administrator (“Proposal 2”);

3.	The election of one member of the Board, who will serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies (“Proposal 3”);

4.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018 (“Proposal 4”);

5.	The adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies (“Proposal 5”); and

6.	The transaction of such other business as may properly come before the Meeting, or any postponement or adjournment thereof.

Record Date and Voting Securities

The record date for the Meeting is the close of business on [               ] [   ], 2018 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. There were [               ] shares of our common stock outstanding on the Record Date.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of the shares of our common stock entitled to be cast on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast.

If a quorum is not present at the Meeting, the Meeting may be adjourned until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against such adjournment or any proposal for which an adjournment is sought, to permit the further solicitation of proxies. As of the Record Date, there were [               ] shares of the Company’s common stock outstanding and entitled to vote. Thus, [               ] shares must be represented by stockholders present at the Meeting or by proxy to have a quorum.

Vote Required

Approval of the New Advisory Agreement.  Approval of the New Advisory Agreement requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Meeting, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Since the Company’s only voting securities are common stock, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required to approve the New Advisory Agreement. For purposes of approval of the New Advisory Agreement, “a majority of outstanding shares of common stock” is the lesser of: (i) 67% or more of the shares of the Company’s common stock present at the Meeting if the holders of more than 50% of the outstanding common stock are present or represented by proxy; or (ii) more than 50% of our outstanding shares of common stock as of the Record Date. Abstentions will have the effect of a vote against the New Advisory Agreement. Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as the approval of the New Advisory Agreement (but will be permitted to vote on Proposal 4—Ratification of Appointment of KPMG as Independent Registered Public Accounting Firm), if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Meeting. Please see “—Vote Required for Each Proposal.”

Charter Amendment Proposal.  The affirmative vote by the stockholders entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of the amendments to the Charter. Abstentions and Broker Non-Votes will not count as affirmative votes cast and will therefore have the same effect as votes against the amendments to the Charter. Please see “—Vote Required for Each Proposal.”

Election of a Director.  The election of a director requires a plurality of all the votes cast either in person or by proxy at the Meeting (i.e., the director nominee receiving the greatest number of votes cast for the director position being voted upon). Each share entitled to vote may be voted for as many persons as there are directors to be elected. However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to the director nominee, your shares will not be voted with respect to the nominee. Because directors are elected by a plurality of all votes cast, abstentions and Broker Non-Votes will have no effect on the election of directors. Please see “—Vote Required for Each Proposal.”

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Ratification of Appointment of KPMG.  The ratification of the appointment of KPMG as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting, assuming a quorum is present. Any shares not voted, whether by abstention, Broker Non-Vote or otherwise, will not impact the vote. Please see “—Vote Required for Each Proposal.”

Adjournment of Meeting.  Approval of the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and Broker Non-Votes will have no effect on this proposal. Please see “—Vote Required for Each Proposal.”

Additional Solicitation.  If there are not enough votes to approve the New Advisory Agreement or to elect the director nominee, the Meeting may be adjourned to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against such adjournment or the proposal for which an adjournment is sought, to permit the further solicitation of proxies. Also, a stockholder vote may be taken on the election of a director or to approve the New Advisory Agreement prior to any such adjournment if there are sufficient votes for approval of such election of a director or the New Advisory Agreement. Please see “—Vote Required for Each Proposal.”

None of the proposals, if approved, entitle stockholders to appraisal rights under the Charter or the Maryland General Corporation Law, as amended (the “MGCL”).

Information Regarding This Solicitation

The Company and the Advisor will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, the Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person or by telephone or facsimile transmission by our directors, officers or employees, or by the officers of the Advisor. The Advisor is located at 805 Third Avenue, 8th Floor, New York, New York 10022. No additional compensation will be paid to directors, officers or employees of the Company or the Advisor for such services.

Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy to vote their shares via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement prior to the Meeting.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Proxy Tabulator.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date and taking into account the 1:1.25 reverse stock split approved by the Board on February 25, 2015, the beneficial ownership of our common stock by:

•	any person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each director, nominee and executive officer; and

•	all of directors, nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table below has sole voting and investment power. Our directors are divided into two groups: interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and directors is c/o Terra Income Fund 6, Inc., 805 Third Avenue, 8th Floor, New York, New York 10022.

Name	Number of Shares	Percentage(1)
Interested Directors
Simon J. Mildé	3,441	*
Bruce D. Batkin	9,272	*
Independent Directors
Jeffrey M. Altman	—	—
Michael L. Evans	—	—
Robert E. Marks	—	—
Director Nominee
Spencer E. Goldenberg	—	—
Executive Officers
Stephen H. Hamrick	—	—
Gregory M. Pinkus	—	—
Daniel J. Cooperman	1,007	*
Michael S. Cardello	—	—
All officers and directors as a group (9 persons)	13,720	*

*	Less than one percent.
(1)	Based on a total of [ ] of common stock issued and outstanding as of the Record Date.

The following table sets forth, as of the Record Date, the dollar range of our equity securities that are beneficially owned by each director and nominee, based on the which represents the Company’s net asset value per share as of June 30, 2018, which was $[     ]:

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Simon J. Mildé	$10,001 – $50,000
Bruce D. Batkin	$50,001 – $100,000
Independent Directors
Jeffrey M. Altman	None
Michael L. Evans	None
Robert E. Marks	None
Director Nominee
Spencer E. Goldenberg	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

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Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, our directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to us and the SEC. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to us by such persons, we believe that there were no violations of Section 16(a) by such persons during the year ended September 30, 2017.

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PROPOSAL NO. 1: APPROVAL OF ADVISORY AGREEMENT

Background

The Advisor currently provides investment advisory services to the Company pursuant to the current investment advisory and administrative services agreement dated April 20, 2015 and as renewed by the Board (the “Existing Advisory Agreement”). The Existing Advisory Agreement was last approved by a vote of the stockholders of the Company on March 9, 2015.

On February 8, 2018, the Advisor entered into a securities purchase agreement (the “Securities Purchase Agreement”) among Terra Capital Partners, LLC, a Delaware limited liability company and an affiliate of the Advisor (“Terra Capital Partners”), Terra Capital Markets, LLC, a Delaware limited liability company and an affiliate of the Advisor, the Advisor, Terra Fund Advisors, LLC, a Delaware limited liability and an affiliate of the Advisor, Axar Terra LLC (“Axar Terra”), a Delaware limited liability company and an affiliate of Axar Capital Management L.P. (“Axar”) and TCM Holding Company, LLC, a Delaware limited liability company, an affiliate of Axar Terra. Upon executing the Securities Purchase Agreement, (i) Terra Capital Partners transferred 100% of the voting interests in the Advisor and a 51% economic interest in the Advisor to Simon J. Mildé, the Company’s Chairman of the Board, an entity controlled by Bruce D. Batkin, the Company’s Chief Executive Officer, and an entity controlled by Daniel J. Cooperman, the Company’s Chief Originations Officer, and (ii) Axar Terra acquired (a) 65.7% voting interest in Terra Capital Partners and (b) a 49% non-voting economic interest in the Advisor. In addition, the Securities Purchase Agreement provides that upon the satisfaction of certain conditions, each of Axar Terra and Messrs. Mildé, Batkin and Cooperman will contribute their respective interests in the Advisor to Terra Capital Partners (such contributions, collectively, the “Axar Investment”). Upon consummation of the Axar Investment, the Advisor will become a wholly owned subsidiary of Terra Capital Partners and Axar Terra, because of its 65.7% voting interest in Terra Capital Partners, will acquire “control” of the Advisor as defined in the 1940 Act. As a result of the change in control of the Advisor resulting from the Axar Investment, an assignment of the Existing Advisory Agreement will occur under the 1940 Act. This assignment will automatically terminate the Existing Advisory Agreement, as required by Section 15 of the 1940 Act.

In order for the Advisor to continue to serve as the investment adviser to the Company upon the closing of the Axar Investment, the 1940 Act requires that a new advisory agreement be approved by both (i) a majority of the members of the Board who are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act (the “Non-Interested Directors”), and (ii) holders of  “a majority of its outstanding voting securities,” as such term is defined under the 1940 Act. At an in-person meeting of the Board on February 8, 2018, the Board, including all of the Non-Interested Directors, voted unanimously to (i) approve a new investment advisory agreement between the Company and the Advisor (the “New Advisory Agreement”), the terms and conditions of which will be identical to those of the Existing Advisory Agreement in all material respects, and (ii) recommend that the Company’s stockholders approve the New Advisory Agreement.

If approved by the stockholders of the Company, the New Advisory Agreement will be executed on behalf of the Company and become effective upon the closing of the Axar Investment. The closing of the Axar Investment is conditioned upon, among other things, approval of the New Advisory Agreement by the Company’s stockholders. If this and the other terms and conditions are satisfied or waived, the parties to the Axar Investment anticipate that the closing will take place as soon as practicable after the Meeting.

The stockholders of the Company are being asked to approve the New Advisory Agreement between the Company and the Advisor. The terms and conditions of the New Advisory Agreement will be identical with respect to all material terms and conditions of the Existing Advisory Agreement. The Board believes the approval of the New Advisory Agreement will provide continuity of advisory services to the Company by the Advisor, and believes it to be in the best interests of the Company and its stockholders.

Following closing of the Axar Investment, the Company will maintain its current investment objectives, which are (i) to pay attractive and stable cash distributions, (ii) to preserve, protect, and return capital contributions to its stockholders, and (iii) to realize growth in the value of the Company’s investments by timing their sale to maximize value. There will be no immediate change in the Company’s investment strategy, which is to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as eligible portfolio companies under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans, and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States; (ii) preferred equity real estate investments in U.S. companies qualifying as eligible portfolio companies under the 1940 Act; and (iii) select commercial real estate-related debt securities, such as commercial mortgage backed securities or collateralized debt obligations. After the Axar Investment is completed, the Company may review its investment strategy in light of its investment objectives, and as a result of such review may expand its investment strategy to include additional investments that are consistent with the Company’s investment objectives.

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There will be no changes to the Company’s distribution policy, which is to authorize and declare ordinary cash distributions on either a monthly or quarterly basis and to pay such distributions on a monthly basis. To the extent the Company has income available, it intends to continue to make monthly distributions; however, the timing and amount of any future distributions to the Company’s stockholders are subject to applicable legal restrictions and the sole discretion of the Board. Any distributions to the Company’s stockholders will be declared out of assets legally available for distribution.

As a business development company, the Company needs the ability to raise additional capital for investment purposes on an ongoing basis. Accordingly, the Company expects to access the capital markets from time to time in the future to raise cash to take advantage of additional investment opportunities. The Company may offer common stock, preferred stock, debt securities, or subscription rights to purchase shares of the Company’s common stock in the future. Any such offerings of the Company’s securities may be through a registered public offering or through one or more private placements. The Company intends to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with its investment objectives and general corporate purposes. With Axar Terra controlling the Advisor, Axar Terra believes the Company may be an attractive potential investment for potential institutional investors, including family offices, pension funds, endowments, sovereign wealth funds, and hedge and private equity funds. The Company may also pursue one or more strategic transactions in the future designed to maximize value to the Company’s stockholders or otherwise provide additional capital to the Company.

The Company will not bear the costs of the Axar Investment. These costs will be borne by the owners of the Advisor. The Company will bear the costs associated with the Meeting.

To the extent Proposal 5 — Adjournment of the Meeting is approved by the Company’s stockholders, the Company may adjourn the Meeting and seek additional proxies to vote on Proposals 1-4, as necessary. If Proposal 1 is not approved by the Company’s stockholders, then the Axar Investment will not close and the Company will continue to operate pursuant to the Existing Advisory Agreement under the supervision of the existing Board and management team. If only Proposal 1 is approved by the Company’s stockholders but not Proposal 3, then the Company would be unable to comply with Section 15(f) of the 1940 Act and the closing of the Axar Investment may be delayed or may never occur, and the Company will continue to operate pursuant to the Existing Advisory Agreement under the supervision of the existing Board and management team until the closing of the Axar Investment (if it ever occurs). As a consequence of the failure of the Axar Investment to close, the Advisor may need to engage additional personnel if Terra Capital Partners no longer permits certain of its personnel to provide certain services to the Advisor.

Benefits of the Axar Investment

In evaluating the New Advisory Agreement, the Board requested an extensive set of materials regarding Axar Terra and its affiliates. The Board also met with representatives of Axar, an affiliate of Axar Real Estate Capital Group, LLC, the managing member of Axar Terra (“Axar RE”), to ask questions related to the potential impact of the Axar Investment on the Company and its stockholders.

Axar Terra is a Delaware limited liability company formed for the sole purpose of investing in Terra Capital Partners and its affiliates. Axar RE serves as managing member of Axar Terra. Axar, an affiliate of Axar RE, is a Delaware limited partnership and has its principal place of business in New York, New York. Axar provides discretionary investment advisory services to various pooled investment vehicles operating as private funds and separately managed accounts. Axar invests opportunistically in various securities and financial instruments across diverse sectors and asset classes, focusing on event-driven and special situations investments across the capital structure. While Axar invests primarily in the United States, Canada and other G10 countries, it may invest in certain other countries, including emerging markets, from time to time. Axar searches for changing market conditions, negative sentiment, stressed or distressed companies and inefficiencies that may create opportunities for value-oriented investing. As of December 31, 2017, Axar manages approximately $680 million in discretionary assets. As of December 31, 2017, Axar has 18 employees. Further information on Axar is available at adviserinfo.sec.gov.

The investment objective of Axar Terra is to generate positive returns. Axar Terra has certain rights with respect to its investment in Terra Capital Partners and its affiliates, including the right to appoint a majority of the members of the board of Terra Capital Partners and consent rights over certain significant corporate actions of the Advisor. Axar personnel are expected to act in such capacity and exercise the foregoing rights as they deem appropriate on behalf of Axar Terra. The Board believes that the involvement of the Axar personnel will benefit the Company and its stockholders, including for the reasons set forth below. Axar Terra (and therefore Axar and its personnel) will not make any investment recommendations or otherwise participate in the specific investment activities of the Company.

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In connection with Axar Terra’s investment in Terra Capital Partners pursuant to the Securities Purchase Agreement, Vik Uppal, former Head of Real Estate of Axar and current Chief Investment Officer of Terra Capital Partners, began providing certain services to the Advisor in his capacity as an employee of Terra Capital Partners in February 2018. Bruce D. Batkin, the Company’s Chief Executive Officer, Daniel J. Cooperman, the Company’s Chief Originations Officer, and Gregory M. Pinkus, the Company’s Chief Financial Officer, have remained in their current roles with the Company, and are expected to continue to do so upon consummation of the Axar Investment.

The Board discussed Axar’s qualifications and considered its investment philosophy, historical performance, and current management, as well as its relative strengths, and considered the following benefits of the Axar Investment to the Company and its stockholders:

•	The Company and its affiliates can benefit from Axar’s experience in real estate investing, capital markets expertise, and institutional relationships;

•	The Board believes that the Advisor’s relationship with Axar can expand the universe of investment opportunities for the Advisor to consider, including investments other than commercial real estate loans but consistent with the Company’s investment objectives, and may also allow Company to serve as the lead investor for certain real estate-related loans without reliance on the participation of the Company’s affiliates under the co-investment relief order from the SEC;

•	The Board believes Axar can provide the Advisor and its affiliates with introductions to potential institutional investors that can be willing to make an investment in the Company, which would supplement its existing retail investor base;

•	The Advisor will be better capitalized due to the Axar Investment, which will provide stability to the Advisor with Axar as a strategic, institutional partner;

•	As part of the Axar Investment, multiple former members of Axar’s real estate team, including Mr. Uppal, previously Axar’s Head of Real Estate, will become officers of the Advisor or its Affiliates;

•	The Board believes that the prior experience of the Axar personnel that will become officers of the Advisor or its affiliates upon the consummation of the Axar Investment can allow the Company to modify the Company’s investment criteria and strategies to include additional targeted assets other than commercial real estate loans but consistent with the Company’s investment objectives;

•	The Advisor will have expanded investment capabilities and access to enhanced resources and capital sources as a result of its relationship with Axar;

•	The Board believes that the capital markets expertise of Axar and the Axar personnel that will join the Advisor’s team will augment the deal sourcing and execution capabilities of the Advisor and its affiliates, including Terra Capital Markets, LLC, and the Company can benefit from Axar’s other professionals; and

•	The Advisor will continue to be operated independently from Axar by its own management team. However, Axar personnel, as members of the Advisor’s board, can be able to assist in business and operational decisions (including personnel decisions) of the Advisor.

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Additional Considerations under the 1940 Act

The Axar Investment is structured to comply with the conditions imposed under Section 15(f) of the 1940 Act. Section 15(f) provides that when a sale of securities or a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:

•	First, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. The Board is expected to meet this requirement based on the resignation of Simon J. Mildé, current Chairman of the Board, from the Board, and the election of Spencer E. Goldenberg as a Non-Interested Director; and

•	Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Advisor and Axar Terra will conduct, and use their reasonable best efforts to cause their respective affiliates to conduct, relevant aspects of their respective businesses in compliance with the conditions of Section 15(f). This includes refraining from proposing any increase in the investment advisory fees paid by the Company to the Advisor for two years.

Summary of the Terms of the Existing Advisory Agreement and New Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Appendix A. The following description of the terms of the New Advisory Agreement is only a summary of its material terms. You should refer to Appendix A for the New Advisory Agreement, and the description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

The Advisor has served as the investment Advisor to the Company since the commencement of the Company’s operations in 2015, pursuant to the terms of the Existing Advisory Agreement, as renewed from time to time by the Board. If approved by the stockholders at the Meeting, the Advisor will continue to provide services pursuant to the terms of the New Advisory Agreement. The terms and conditions of the New Advisory Agreement are identical in all material respects to the Existing Advisory Agreement. Following approval by the stockholders of the Company in the manner required by the 1940 Act, the New Advisory Agreement will be entered into immediately following the closing of the Axar Investment. The New Advisory Agreement will remain in effect for a period of two years from the date it is signed, unless sooner terminated. After the initial two-year period, continuation of the New Advisory Agreement from year-to-year is subject to the annual approval by the Board including a majority of the Non-Interested Directors.

Advisory and Other Services

Under the terms of the Existing Advisory Agreement and the New Advisory Agreement (together, the “Advisory Agreements”), subject to the supervision of the Board, the Advisor manages the Company’s day-to-day operations and provides investment advisory services to the Company, in each case in accordance with the Company’s investment objectives, policies, and restrictions. The Advisor’s responsibilities have included and will include: (i) determining the composition and allocation of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identifying, evaluating, and negotiating the structure of the investments made by the Company; (iii) executing, closing, servicing, and monitoring the Company’s investments; (iv) determining the securities and other assets that the Company shall purchase, retain or sell; (v) performing due diligence on prospective portfolio companies; and (vi) providing the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds and the disposition of such investments. The services the Advisor provides to the Company are not exclusive, and the Advisor may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company are not impaired thereby.

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Management Fees

The management fees under the New Advisory Agreement will be calculated in a manner identical to that of the Existing Advisory Agreement. For services provided by the Advisor, the Company pays and will pay a management fee consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to the Advisor and any incentive fees it earns are ultimately borne by the Company’s stockholders. The base management fee is calculated at an annual rate of 2% of the Company’s average gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

The incentive fee consists of two parts. The first part (the “Subordinated Incentive Fee on Income”) is calculated and payable quarterly in arrears based upon the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Advisor under the Advisory Agreements and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and servicing fees paid to the Company’s dealer manager). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The Subordinated Incentive Fee on Income is subject to a quarterly preferred return, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2% (8% annualized), subject to a “catch-up” feature. The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

•	No incentive fee is payable to the Advisor in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the preferred return of 2% (8% annualized) (the “Preferred Return”);

•	100% of the Pre-Incentive Fee Net Investment Income, if any, that exceeds the Preferred Return but is less than or equal to 2.5% in any calendar quarter (10% annualized) is payable to the Advisor, all or any portion of which may be waived or deferred in the Advisor’s discretion. This provision referred to as the “catch-up” and is intended to provide the Advisor with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income when Pre-Incentive Fee Net Investment Income reaches 2.5% in any calendar quarter; and

•	20% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10% annualized) is payable to the Advisor once the Preferred Return is reached and the catch-up is achieved.

The second part of the incentive fee (the “Incentive Fee on Capital Gains”), is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the New Advisory Agreement). The Incentive Fee on Capital Gains equals 20% of capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the Incentive Fee on Capital Gains by calculating such fee as if it were due and payable as of the end of such period.

During the fiscal year ended September 30, 2017, the Company paid to the Advisor approximately $1.2 million in base management fees and accrued incentive fees of approximately $0.1 million.

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Expenses

Under the New Advisory Agreement, the Company, either directly or through reimbursement to the Advisor, shall bear all costs and expenses of its operations and transactions (other than Advisor personnel and routine overhead costs of such Advisor personnel), including (without limitation): corporate and organizational expenses relating to offerings of the Company’s common stock, subject to limitations included in the New Advisory Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation firms; the cost of effecting sales and repurchases of the Company’s common stock and other securities; fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Company’s investments; costs of proxy statements, stockholders’ reports, notices and other filings; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long-distance telephone and staff costs associated with the Company’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; and all other expenses incurred by the Advisor, any sub-adviser or the Company in connection with administering the Company’s business, including expenses incurred by the Advisor or any sub-adviser in performing administrative services for the Company, and the reimbursement of the compensation of the Company’s chief financial officer and chief compliance officer paid by the Advisor, to the extent they are not controlling persons of the Advisor or any of its affiliates.

In addition, the Company shall reimburse the Advisor for all expenses of the Company incurred by the Advisor as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Advisor. The Advisor may be reimbursed for the administrative services performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lesser of the Advisor’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Advisor is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be: (i) rent or depreciation, utilities, capital equipment and other costs of administrative items of the Advisor; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer (other than chief financial officer and chief compliance officer) or board member of the Advisor (or any individual performing such services) or a holder of 10% or greater equity interest in the Advisor (or any person having the power to direct or cause the direction of the Advisor, whether by ownership of voting securities, by contract or otherwise).

Term, Continuance and Termination

The continuance and termination provisions under the New Advisory Agreement will be identical to the continuance and termination provisions under the Existing Advisory Agreement. The Advisory Agreements provide that the Advisory Agreements will remain in force for two years from the date on which they first become effective, and thereafter from year to year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Company and by approval of a majority of the Non-Interested Directors. The Advisory Agreements may be terminated at any time, without the payment of any penalty, by the action of the Board or by a vote of a majority of the Company’s outstanding voting securities, on 60 days’ written notice to the Advisor, or by the Advisor at any time, without the payment of any penalty, on 120 days’ written notice to the Company.

Indemnification

The Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Advisor) shall not be liable to the Company for any action taken or omitted to be taken by the Advisor or such other person in connection with the performance of any of its duties or obligations under the Existing Advisory Agreement or the New Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings)) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Advisor, each of whom shall be deemed a third party beneficiary hereof (collectively, the “Indemnified Parties”)) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its stockholders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under the Existing Advisory Agreement or the New Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such damages, liabilities, costs and expenses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland or our Charter, as the same may be amended from time to time. In addition, and notwithstanding the foregoing, the Company shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

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•	the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company;

•	the Indemnified Party was acting on behalf of or performing services for the Company;

•	such liability or loss was not the result of negligence or misconduct by the Indemnified Party; and

•	such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from the Company’s stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

•	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

•	a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

Board Consideration of Approval of the New Advisory Agreement

On October 13, 2017, the Board created a special committee (the “Special Committee”), comprised solely of all of the Non-Interested Directors of the Company, for the purposes of evaluating the Axar Investment and, if necessary, negotiating any changes the Special Committee determined necessary. The Special Committee, which was authorized to engage counsel for this purpose, engaged Hogan Lovells US LLP (“Hogan Lovells”) to assist it in its review of the Axar Investment. The Special Committee, together with Hogan Lovells, held meetings on November 2, 2017, December 13, 2017, December 18, 2017, January 4, 2018 and January 16, 2018, at which the following topics were duly and carefully considered and discussed:

•	the results of the due diligence conducted in respect of the Axar Investment, including in relation to Axar and its senior management;

•	the material terms of the Axar Investment and the material terms of documents ancillary to the Axar Investment, including the Advisor’s limited liability company agreement and employment agreements between Terra Capital Partners and members of its management team;

•	the potential benefits and risks of completing the Axar Investment, including whether the Axar Investment, or the proposed timing of the Axar Investment, would in any way be detrimental to or place any unfair burden on the Company and its stockholders;

•	the potential effects that completion of the Axar Investment would have on the Advisor, including in respect of the Company’s management resources, access to institutional capital, the operational expertise of the Company, the reputation of the Company and the Company’s ability to achieve its capitalization objectives; and

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•	the impact that completion of the Axar Investment would have under the 1940 Act, including (i) that completion of the Axar Investment would cause the automatic termination of the Existing Advisory Agreement and (ii) that the Board would have the opportunity, at a later date, to approve the terms of the New Advisory Agreement with the Advisor and recommend that the stockholders of the Company approve the New Advisory Agreement.

On November 2, 2017, December 13, 2017, and February 2, 2018, the Board, including a majority of Non-Interested Directors, met and discussed the Axar Investment and its possible effects on the Company. During these meetings, and in evaluating the Axar Investment, the Board met with Axar representatives to ask questions related to the potential impact of the Axar Investment on the Company and its stockholders, and reviewed certain materials provided by the Advisor, Axar, and Axar’s affiliates relevant to its decision. Those materials included information regarding Axar, its affiliates and its personnel, operations and financial condition. The Board considered the potential benefits to stockholders and terms of the Axar Investment, including, among other things:

•	the Advisor’s new ownership and capital structure;

•	the strategic plans for the Advisor and the Company;

•	trends in the public, non-listed investment products industry;

•	that, following the completion of the Axar Investment, the Advisor would be better capitalized due to Axar Terra’s investment;

•	key personnel that are expected to provide services to the Company following the Axar Investment;

•	that, because the Advisor would become a portfolio company of Axar, operated independently by its own management team but with Axar as a strategic partner, Axar would be available to assist the Advisor in sourcing additional new talent for the Advisor and new investments for the Company;

•	that the Advisor would be in a stronger position to support its investment vehicles and to add new investment opportunities for the Company; and

•	such other factors as the Board and the Non-Interested Directors deemed relevant to their decision.

Additionally, the Board considered the recommendations of the Special Committee.

Following its consideration of these factors, the Board (i) concluded that the Axar Investment was advisable and in the best interests of the Company and its stockholders, (ii) consented to the Axar Investment, (iii) approved the terms of the Axar Investment, and (iv) requested such information from the Advisor as may reasonably be necessary to evaluate the terms of the New Advisory Agreement.

The Board, including all of the Non-Interested Directors, unanimously approved the New Advisory Agreement on February 8, 2018.

In evaluating the New Advisory Agreement, the Board reviewed certain materials furnished separately by the Advisor, Axar, and their affiliates relevant to its decision. Those materials included information regarding the Advisor and Axar and their affiliates, their personnel, operations, and financial conditions. Representatives of the Advisor and Axar discussed with the Board Axar’s investment philosophy, historical performance, and current management, as well as its relative strengths, and indicated their belief that, as a consequence of the Axar Investment, the operations of the Advisor and its ability to provide advisory services to the Company would not be adversely affected and would likely be enhanced by the resources of Axar.

In approving the New Advisory Agreement, the Board, including all of the Non-Interested Directors, considered the following matters and reached the following conclusions:

•	Nature, Extent, and Quality of Investment Advisory Services. The Board, including the Non-Interested Directors, considered the nature, extent and quality of the investment advisory services to be provided by the Advisor to the Company after the closing of the Axar Investment. The Board reviewed the expected resources of the Advisor and the composition, education and experience of Axar’s investment professionals. They concluded that the nature, quality and extent of the services to be provided to the Company by the Advisor after the closing of the Axar Investment are appropriate and that the Company is likely to benefit from the provision of these services and the involvement of the Axar personnel to be employed by the Advisor or its affiliates and the additional support to be provided by Axar.

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•	Investment Performance. The Board reviewed the Advisor’s historical performance and Axar’s historical investment performance. The Board concluded that, although past performance is not necessarily indicative of future results, the favorable performance record of Axar and its personnel to be employed by the Advisor or its affiliates was an important factor in their evaluation of the quality of services to be provided by the Advisor under the New Advisory Agreement.

•	Costs of the Services Provided to the Company and the Profits Realized by the Advisor. The Board considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including management fees and incentive fees) paid to investment advisers of other business development companies with similar investment objectives, as well as business development companies in general. The comparative data outlined management fees and incentive fees paid to such investment advisers, including the calculation of such management fees and incentive fees, in relation to such other companies’ total assets and the services rendered by such investment advisers. The Board reviewed the Advisor’s completed questionnaire with respect to the New Advisory Agreement, and materials provided by the Advisor in connection therewith. In light of this comparative data, the Board considered the Company’s operating expenses and expense ratio compared to such other companies. Based upon its review, the Board concluded that, although the fee structures vary among business development companies, the base management fees and incentive fees to be paid under the New Advisory Agreement are generally consistent with those payable under agreements of comparable business development companies described in the comparative data then available.

•	Profitability of Investment Advisor. The Board reviewed information on the expected profitability of the Advisor in serving as the Company’s investment adviser. It concluded that the expected profitability of the Advisor with respect to the Company in relation to the services rendered was not unreasonable and that the financial condition of the Advisor was sound. It also concluded that the management fees and other compensation payable by the Company to the Advisor and its affiliates were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable business development companies.

•	Additional Benefits Derived by Investment Advisor. The Non-Interested Directors also considered benefits that accrue to the Advisor from its relationship with the Company. Based on their evaluation of the information referred to above and other information, the Non-Interested Directors determined that the overall arrangements between the Company and the Advisor were fair and reasonable in light of the nature, extent and quality of the services expected to be provided by the Advisor upon completion of the Axar Investment and the fees expected to be charged for those services and that the New Advisory Agreement was in the best interest of the Company and its stockholders.

•	Other Matters Considered. In addition, the Board also considered the intangible benefits that accrue to the Advisor by virtue of its relationship with the Company and concluded that they were appropriate.

The Special Committee, consisting solely of the Non-Interested Directors, had the opportunity to consult in executive session with Hogan Lovells regarding the approval of the New Advisory Agreement. Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board, including all of the Non-Interested Directors, concluded in light of all the Company’s surrounding circumstances that the compensation payable to the Advisor under the New Advisory Agreement was reasonable in relation to the services to be provided by the Advisor to the Company.

After these deliberations, the Board, including all of the Non-Interested Directors, approved the New Advisory Agreement between the Advisor and the Company as being in the best interests of the Company and its stockholders. The Board then directed that the New Advisory Agreement be submitted to the Company’s stockholders for approval with the Board’s recommendation that stockholders vote to approve the New Advisory Agreement.

The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

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Information Regarding Axar

Axar is a Delaware limited partnership and has its principal place of business in New York, New York. Axar provides discretionary investment advisory services to various pooled investment vehicles operating as private funds and separately managed accounts. Axar invests opportunistically in various securities and financial instruments across diverse sectors and asset classes, focusing on event-driven and special situations investments across the capital structure. While Axar invests primarily in the United States, Canada and other G10 countries, it may invest in certain other countries, including emerging markets, from time to time. Axar searches for changing market conditions, negative sentiment, stressed or distressed companies and inefficiencies that may create opportunities for value-oriented investing. As of December 31, 2017, Axar manages approximately $680 million in discretionary assets. As of December 31, 2017, Axar has 18 employees. Further information on Axar is available at adviserinfo.sec.gov.

Principal Executive Offices

The principal executive office of each of the Company and the Advisor is 805 Third Avenue, 8th Floor, New York, New York 10022. The principal executive offices of Axar is 1330 Avenue of the Americas, 30th Floor, New York, New York 10019. Upon the consummation of the Axar Investment, the principal executive offices of each of the Company, the Advisor and Axar will remain at the locations set forth above.

Vote Required

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Meeting, as defined under the 1940 Act. Since the Company’s only voting securities are common stock, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required to approve the New Advisory Agreement. For purposes of approval of the New Advisory Agreement, “a majority of outstanding shares of common stock” is the lesser of: (i) 67% or more of the shares of common stock present at the Meeting if the holders of more than 50% of the outstanding common stock are present or represented by proxy; or (ii) more than 50% of the Company’s outstanding shares of common stock as of the Record Date. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted on this proposal at the Meeting.

Significant Conflicts of Interest of the Directors and Officers in the Axar Investment

When you consider the recommendation of the Board that you vote to approve the New Advisory Agreement, you should be aware that certain of the Company’s executive officers and members of the Board have significant conflicts of interests in the Axar Investment. These interests include, among other things:

•	Messrs. Mildé, Batkin, and Cooperman own or control a majority of the issued and outstanding limited liability company membership interests of the Advisor, which has entered into the Securities Purchase Agreement pursuant to which Axar Terra will acquire control of the Advisor.

•	In connection with the Securities Purchase Agreement, Messrs. Mildé, Batkin, and Cooperman have received payments in exchange for their interests in the Advisor in connection with the sale of the Advisor to Axar Terra.

•	If the New Advisory Agreement is not approved by the Company’s stockholders, Messrs. Mildé, Batkin, and Cooperman will be required to make payments to Axar Terra or its affiliates representing the economic interests of the Advisor not transferred in the Axar Investment.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE NEW ADVISORY AGREEMENT BETWEEN THE COMPANY AND
THE ADVISOR, TO TAKE EFFECT UPON A CHANGE OF CONTROL OF
THE ADVISOR IN CONNECTION WITH THE AXAR INVESTMENT.

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PROPOSAL NO. 2: AMENDMENT TO THE CHARTER

Background

Federal and state securities laws require us to register our public offerings of our shares with both the SEC and with the state securities administrators in each U.S. state in which we offer our shares. During such state registration process, state securities administrators review and comment upon the terms of our public offering and our Charter. In connection with the annual renewal of our offering in Washington, the securities administrator of the State of Washington has requested that we make certain amendments to our Charter, as described in detail below.

The Board has declared the proposed Charter amendments to be advisable and has directed that those amendments be submitted for consideration by our stockholders at the Meeting. Accordingly, at the Meeting our stockholders will vote on those amendments. If they are approved by our stockholders at the Meeting, as soon as is practicable following the Meeting we will file the Articles of Amendment (the “Articles”) with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Articles will become effective upon the filing of the Articles with, and acceptance for record of the Articles by, the SDAT.

A form of the Articles is included as Appendix B to this Proxy Statement. The summary of the terms of our Charter set forth below is qualified in its entirety by the complete text of our Charter. The description of the proposed Charter amendments contained in the Articles set forth below is qualified in its entirety by reference to Appendix B.

Proposed Charter Amendments

Roll-up Transactions

Our Charter currently provides for certain protections to its stockholders in connection with any proposed transaction considered a “Roll-Up Transaction” (as defined below) involving the Company (referred to as the “Corporation” in the Charter) and the issuance of securities of an entity that would be created or would survive after the successful completion of the Roll-Up Transaction (a “Roll-Up Entity”). An example of a Roll-Up Transaction is an acquisition of the Company that results in our stockholders receiving securities of the acquiring entity in exchange for their securities of the Company. Although we have no current plans to engage in a Roll-Up Transaction, a liquidity event could include a Roll-Up Transaction. The protections afforded to our stockholders in the event of a Roll-Up Transaction include: (i) the requirement that an appraisal of all of our assets be obtained from an independent appraiser and (ii) the requirement that the person sponsoring the Roll-Up Transaction must offer our stockholders who vote “no” with respect to the Roll-Up Transaction the choice of either (a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction or (b) either remaining as our stockholders and preserving their interests in the Company on the same terms and conditions as existed previously, or receiving cash in an amount equal to their pro rata share of the appraised value of our net assets. In addition, the Charter provides that we are prohibited from participating in certain Roll-Up Transactions, including any Roll-up Transaction (i) that would result in the stockholders having voting rights in a Roll-Up Entity that are less than those provided for in the second sentence of Section 11.1 of the Charter, (ii) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the stock held by that investor, (iii) in which investor’s rights to access of records of the Roll-Up Entity will be less than those provided to our stockholders pursuant to Section 11.3 of the Charter, and (iv) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by our stockholders.

Article IV of the Charter defines a “Roll-Up Transaction” as a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. The Charter excludes from the definition of a Roll-Up Transaction, among other transactions, a transaction involving securities of a corporation that have been for at least twelve months listed on a national securities exchange.

In April 2017, the Department of Financial Institutions of the State of Washington, Securities Division, in connection with its review and approval of the registration of our continuous public offering in Washington, requested that we revise the definition of “Roll-Up Transaction” in our Charter so that it is consistent with the definition of such term set forth in Section I.B.24 of the Omnibus Guidelines promulgated by the North American Securities Administrators Association, such that rather than excluding from the definition of a Roll-Up Transaction a transaction involving securities of a corporation that have been for at least twelve months listed on a national securities exchange, the Charter will exclude a transaction involving securities of the Corporation that have been for at least twelve months listed on a national securities exchange. As a result of this amendment, the protections afforded by the Charter in the event of a Roll-Up Transactions would apply to transactions involving the issuance of securities of any entity irrespective of whether such securities have been listed so long as the securities of the Company (meaning Terra Income Fund 6, Inc.) have not been listed for at least twelve months on a national securities exchange. In connection with the annual renewal of our offering in Washington, we have undertaken to pursue the requested amendment.

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The definition of “Roll-Up Transaction” in Article IV of our Charter is excerpted below, marked to show the proposed changes that would be made by the Articles:

“Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(a)     a transaction involving securities of the ~~Roll-Up Entity~~Corporation that have been Listed for at least twelve months; or

(b)     a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)        voting rights of the holders of Common Shares;

(ii)       the term of existence of the Corporation;

(iii)      Sponsor or Advisor compensation; or

(iv)      the Corporation’s investment objectives.”

Indemnification for Violations of Securities Laws

Section 11.3(d) of the Charter currently provides that certain provisions of our charter relating to indemnification for certain persons will only apply so long as our shares are not listed on a national securities exchange. This provision is often referred to as a “sunset” provision, since it is rendered inoperative upon a listing on a national securities exchange. The securities administrator of the State of Washington has requested that we remove this sunset provision from our Charter. In connection with the annual renewal of our offering in Washington, we have undertaken to pursue the requested amendment.

Section 11.3 of the Charter is excerpted below, marked to show the proposed changes that would be made by the Articles:

“Section 11.3 Indemnification.

(a)      Subject to any limitations set forth under Maryland law or the 1940 Act or in paragraph (b) or (c) below, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Corporation, in each case to the maximum extent permitted by Maryland law. The rights to indemnification and advance of expenses provided to a Director or officer hereby shall vest immediately upon election of such Director or officer. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section 11.3(a).

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(b)     Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:

(i)        The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii)       The Indemnitee was acting on behalf of or performing services for the Corporation.

(iii)      Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is the Advisor, an Affiliate of the Advisor or an officer of the Corporation, or (B) gross negligence or willful misconduct, in the case that the Indemnitee is a Director who is not also an officer of the Corporation or the Advisor or an Affiliate of the Advisor.

(iv)      Such indemnification or agreement to hold harmless is recoverable only out of the Corporation's net assets and not from the Stockholders.

(c)      Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification to an Indemnitee for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.

~~(d)     Notwithstanding the foregoing, paragraphs (b) and (c) above shall apply to an Indemnitee only so long as the Common Shares are not Listed.~~”

Your Vote

The affirmative vote by the holders of shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of the proposed charter amendments. Your vote may be cast “FOR” or “AGAINST” the proposed charter amendments, or you may “ABSTAIN” from voting on those amendments. Abstentions and Broker Non-Votes will have the same effect as votes against the amendments to the Charter. Proxies received will be voted “FOR” the approval of the amendments to the Charter unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to objecting or dissenting stockholders rights to fair value, commonly referred to as appraisal rights, with respect to the proposed charter amendments. Accordingly, to the extent that you object to the proposed charter amendments, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR”
THE PROPOSED AMENDMENTS TO OUR CHARTER.

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PROPOSAL NO. 3: ELECTION OF A DIRECTOR

Our business and affairs are managed under the direction of the Board. Pursuant to the Charter, the number of directors on the Board is five, although the Board may increase or decrease the numbers of directors on the Board pursuant to our Amended and Restated Bylaws (the “Bylaws”), subject to the limitation that the number of directors on the Board may neither be less than one, nor greater than fifteen, as required by Maryland law. Each of the five directors currently serving on the Board will hold office for the term to which he was elected and until his successor is duly elected and qualifies.

Pursuant to the Charter, the Board is divided into three classes, designated Class I, Class II and Class III. The Class I directors hold office for a term expiring at the 2019 annual meeting of stockholders, the Class II directors hold office for a term expiring at the 2020 annual meeting of stockholders and the Class III director holds office for a term expiring at the Meeting. After such terms, each duly elected class of directors shall hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until each of their successors is duly elected and qualifies.

At the Meeting, our stockholders are being asked to consider the election of a Class III director, Mr. Spencer E. Goldenberg, who has been nominated for election for a three-year term expiring at the 2021 annual meeting of stockholders and upon the election and qualification of his successor. Mr. Goldenberg has agreed to serve as a director if elected and has consented to being named as a nominee. Mr. Goldenberg is being elected to replace Michael L. Evans, who is not standing for re-election. Mr. Goldenberg is not being nominated for election pursuant to any agreement or understanding between Mr. Goldenberg and the Company.

Required Vote

The election of a director requires a plurality of all the votes cast either in person or by proxy at the Meeting. A stockholder can vote for, or withhold his or her vote from, the director nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the director nominee named above. If the director nominee should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by our Nominating and Corporate Governance Committee. The Board has no reason to believe that the person named as the director nominee will be unable or unwilling to serve. Abstentions and Broker Non-Votes will have no effect on the director election.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE DIRECTOR NOMINEE NAMED HEREIN.

Information about the Nominee and Directors

The role of the Board is to provide general oversight of our business affairs and to exercise all of the Company’s powers except those reserved for the stockholders. The responsibilities of the Board also include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The director nominee has demonstrated high character and integrity, superior credentials and recognition in his field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also has sufficient time available to devote to our affairs, is able to work with the other members of the Board and contribute to our success and can represent the long-term interests of our stockholders as a whole. Our directors and the director nominee have been selected such that the Board represents a range of backgrounds and experiences.

Certain information, as of the Record Date, with respect to the nominee for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that each such individual should serve as a director of the Company, in light of our business and structure.

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Nominee for Class III Director — Term Expiring 2021

Independent Director

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Spencer E. Goldenberg, 35	None	N/A	Vice President of Corporate Development, Menin Hospitality	Terra Property Trust, Inc.,

(1)	The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 805 Third Avenue, 8th Floor, New York, NY 10022.

Spencer E. Goldenberg is not an “interested person” of the Company as defined in the 1940 Act. Mr. Goldenberg has served as an independent director of Terra Property Trust, Inc. (“TPT”) since February 2018. Since June 2015, he has served as Vice President of Corporate Development at Menin Hospitality. Prior to his time at Menin, Mr. Goldenberg was employed as an accountant at the firm of Gerstle, Rosen & Goldenberg P.A. from February 2008 to June 2015. From October 2005 until February 2008, he served as a legislative aide to Florida State Senator Gwen Margolis. Mr. Goldenberg holds an active certified public accountant’s license in the state of Florida. He holds a B.A. in International Affairs from Florida State University.

Current Directors — Not Up For Election at the Meeting

Class I Directors — Term Expiring 2019

Independent Director

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During Past 5 Years
Jeffrey M. Altman, 44	Director	Director since March 2016; Term expires 2019.	Managing Director, Houlihan Lokey, Inc.	None.

(1)	The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 805 Third Avenue, 8th Floor, New York, NY 10022.

Jeffrey M. Altman is not an “interested person” of the Company as defined in the 1940 Act. Mr. Altman has served as one of our independent directors since April 2016. Mr. Altman has also served as an independent director of TPT since October 2017. Since July 2011, Mr. Altman has been the Managing Director of the real estate and lodging investment banking group of Houlihan Lokey, Inc., an investment bank. From December 1998 to May 2011, he served as Vice President and Director of Lazard Fréres & Co. LLC, where he led the firm’s global hospitality and leisure effort. Mr. Altman was an Associate in the Merger and Acquisition Advisory Group of Arthur Andersen LLP from June 1996 to June 1998, where he provided merger, acquisition and divestiture advisory services to clients across a broad array of industries. Mr. Altman has advised on over $100 billion of real estate transactions in his career and is a frequent speaker at real estate and lodging conferences. He is currently a member of the New York Hospitality Council, the National Association of Real Estate Investment Trusts, the International Council of Shopping Centers and the Samuel Zell and Robert Lurie Real Estate Center of the Wharton School of the University of Pennsylvania. Mr. Altman received a B.S., magna cum laude, with a concentration in accounting and finance, and an M.B.A., with a concentration in finance, from the John M. Olin School of Business at Washington University.

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Interested Director

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Simon J. Mildé, 72	Director; Chairman of the Board	Director since May 2013; Term expires 2019.	Chief Executive Officer of Richbell Capital, LLC; Chief Executive Officer of The Greenwich Group International, LLC; Chief Executive Officer of Capital District Partners, LLC; Chief Executive Officer of RBS Hotels, LLC.	Terra Capital Partners; Terra Income Advisors; Terra Capital Advisors; Terra Capital Advisors 2; Pacific Star USA LLC; TSIF; TSIF 2; TSIF 3; TSIF 4;TSIF 5; Terra International; TIFI; TSIF 7; Richbell Capital, LLC; The Greenwich Group International, LLC; Capital District Partners, LLC; RBS Hotels, LLC.

(1)	The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 805 Third Avenue, 8th Floor, New York, NY 10022.

Simon J. Mildé has served as Chairman of the Board and Chairman of the board of managers of the Advisor since May 2013. He has also served as the Chairman of each of Terra Capital Advisors, LLC (“Terra Capital Advisors”), Terra Capital Advisors 2, LLC (“Terra Capital Advisors 2”) and Terra Income Advisors 2, LLC (“Terra Income Advisors 2”), since April 2009, September 2012 and October 2016, respectively. Mr. Mildé co-founded Terra Capital Partners and has served as the Chairman of its board of directors since its formation in 2001 and its commencement of operations in 2002, and also serves as the Chairman of each of Terra Secured Income Fund, LLC (“TSIF”), Terra Secured Income Fund 2, LLC (“TSIF 2”), Terra Secured Income Fund 3, LLC (“TSIF 3”), Terra Secured Income Fund 4, LLC (“TSIF 4”), Terra Secured Income Fund 5, LLC (“TSIF 5”), Terra Secured Income Fund 5 International (“Terra International”), Terra Income Fund International (“TIFI”), Terra Secured Income Fund 7, LLC (“TSIF 7”) and Terra Property Trust 2, Inc. (“TPT 2”), since July 2009, May 2011, January 2012, September 2012, August 2013, June 2014, October 2016, October 2016 and September 2016, respectively. Mr. Mildé served as Chairman of TPT from January 2016 to February 2018. He has over 40 years’ experience in global real estate finance, investment and management. Prior to founding Terra Capital Partners, Mr. Mildé was founder, CEO and Chairman of Jones Lang Wootton North America (formerly Jones Lang LaSalle Incorporated and now JLL), the second-largest commercial real estate broker in the world, from 1977 to 1994. He was also one of the founders of JLW Realty Advisors, which has grown into a $50 billion global real estate investment management business. Today, its successor company ranks as one of the largest real estate investment managers in the world. Mr. Mildé has also served as the Chairman and CEO of The Greenwich Group International, a global real estate investment banking firm, and Capital District Properties, a commercial real estate development and investment company since 1995 and 2004, respectively. He was a former member of the Royal Institution of Chartered Surveyors and was a former Governor of the Real Estate Board of New York and former member of the Advisory Board of the Real Estate Institute of New York University. Mr. Mildé attended Regent Street Tech College in London, England and the Royal Institution of Chartered Surveyors in England. If the Axar Investment is completed, Mr. Mildé will resign from the Board.

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Class II Directors — Term Expiring 2020

Independent Director

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee During Past 5 Years
Robert E. Marks, 66	Director	Director since March 2015; Term expires 2017.	President of Marks Ventures, LLC.	Denny’s Corporation; Trans World Entertainment Corporation; Emeritus Corporation; Harris Environmental Systems, LLC; Pacific Tool, Inc.; Greenwich Public Library; The International Rescue Committee.

(1)	The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 805 Third Avenue, 8th Floor, New York, NY 10022.

Robert E. Marks is not an “interested person” of the Company as defined in the 1940 Act. Mr. Marks has served as one of our independent directors since March 2015. Since 1994, Mr. Marks has been the President of Marks Ventures, LLC, a private equity investment firm. From 1982 to 1994, he served in the capacities of both Managing Director and Vice President for Carl Marks & Co. Inc., where he was co-head of the firm’s leveraged buyout investing activity. From 1978 to 1982, he was a corporate finance associate with Dillon, Read & Co. Inc., an investment banking firm. From 1974 to 1976, he worked for the Export-Import Bank of the United States, performing research and analysis on the economic fundamentals underpinning particular loan proposals. Mr. Marks was Chairman of the Board of Directors of Denny’s Corporation (NASDAQ: DENN) from 2004 through 2006 and is currently a director, the Chair of the Audit and Finance Committee and a member of the Corporate Governance Committee of Denny’s Corporation. He is currently the Chair of the Audit Committee and a member of the Corporate Governance Committee of Trans World Entertainment Corporation (NASDAQ: TWMC). Until July 2014, he served as Chairman of the Compensation Committee and Nominating and Corporate Governance Committee for Emeritus Corporation (formerly NYSE: ESC). Mr. Marks also serves on the board of directors of two private companies, Harris Environmental Systems LLC and Pacific Tool Inc., and on the board of trustees for one charitable organization, the Greenwich, Connecticut Public Library. He served on the board of trustees of The International Rescue Committee until February 2015, and is currently an overseer. From 2005 to 2013 Mr. Marks was a member of the Board of Trustees of the Fisher House Foundation. Until January 2015, he also served on the board of trustees of one private club, The Field Club of Greenwich. From 2010 through 2015, Mr. Marks served on the Stanford University Alumni Committee on Trustee Nominations, which is responsible for selecting members to the university’s board of trustees. Mr. Marks received a B.A. and an M.A. in Economics, Phi Beta Kappa and with distinction and departmental honors, from Stanford University in 1974 and an M.B.A. from Harvard Business School in 1978 with a concentration in Finance and General Management.

Interested Director

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee During Past 5 Years
Bruce D. Batkin, 65	Director, Chief Executive Officer	Director since May 2013; Term expires 2017.	Chief Executive Officer of the Company, Terra Income Advisors, TSIF 2, TSIF 3, TSIF 4,TSIF 5, Terra International, TIFI and TSIF 7; President and Chief Executive Officer of Terra Capital Partners; President of TSIF.	None.

(1)	The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 805 Third Avenue, 8th Floor, New York, NY 10022.

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Bruce D. Batkin has served as one of our directors and our Chief Executive Officer, as well as the Chief Executive Officer of the Advisor, since May 2013. He has also has served as Chief Executive Officer of each of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Income Advisors 2 since April 2009, September 2012 and October 2016, respectively. Mr. Batkin also has served as President of TSIF since July 2009 and as Chief Executive Officer of TSIF 2, TSIF 3, TSIF 4, TSIF 5, Terra International, TIFI, TSIF 7, TPT and TPT 2 since May 2011, January 2012, September 2012, August 2013, June 2014, October 2016, October 2016, January 2016 and September 2016, respectively. As a co-founder of Terra Capital Partners, he has served as its President and Chief Executive Officer since its formation in 2001 and its commencement of operations in 2002, managing its real estate debt and equity investment programs. Mr. Batkin has over 35 years’ experience in real estate acquisition, finance, development, management and investment banking. Prior to founding Terra Capital Partners, he held senior management positions at Merrill Lynch & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation (now Credit Suisse (USA) Inc.), ABN AMRO Bank N.V. and several private real estate development partnerships. Mr. Batkin has acquired major commercial properties throughout the United States and has acted as managing partner in over $5 billion of real estate investments for domestic and foreign investors. He is a member of the Urban Land Institute, the Real Estate Academic Initiative at Harvard University, the Cornell Real Estate Council and the Committee for Economic Development. He is also a participant in the Yale CEO Summit. Mr. Batkin received a B.Arch. from Cornell University and an M.B.A. from Harvard Business School.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Stephen H. Hamrick, 66	President	President of the Company, Terra Income Advisors 2, Terra Capital Advisors, Terra Capital Advisors 2, TSIF 2, TSIF 3, TSIF 4, TSIF 5, Terra International, TIFI and TSIF 7.

Gregory M. Pinkus, 53	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary of the Company; Chief Financial Officer and Chief Operating Officer of Terra Income Advisors, Terra Income Advisors 2, Terra Capital Advisors, Terra Capital Advisors 2, Terra International, TIFI and TSIF 7; Chief Financial Officer, Secretary and Treasurer of TSIF, TSIF 2, TSIF 3, TSIF 4 and TSIF 5;Chief Operating Officer of Terra Capital Partners; Controller of W.P. Carey & Co.

Daniel J. Cooperman, 43	Chief Originations Officer	Chief Originations Officer (formerly Managing Director of Originations) of the Company, Terra Income Advisors, Terra Capital Advisors, Terra Capital Advisors 2, TSIF 2, TSIF 3, TSIF 4, TSIF 5 and Terra International; Chief Originations Officer of Terra Income Advisors 2, TIFI and TSIF 7.

Michael S. Cardello, 67	Chief Compliance Officer	Chief Compliance Officer of the Company, Terra Income Advisors, Terra Income Advisors 2 and Terra Capital Markets; Financial & Operations Principal of Terra Capital Markets.

(1)	The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 805 Third Avenue, 8th Floor, New York, NY 10022.

Stephen H. Hamrick has served as our President since May 2013. He has also served as President of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Income Advisors 2 since January 2011, September 2012 and October 2016, respectively. Mr. Hamrick has also served as President of TSIF 2, TSIF 3, TSIF 4, TSIF 5, Terra International, TIFI, TSIF 7, TPT and TPT 2 since May 2011, January 2012, September 2012, August 2013, June 2014, October 2016, October 2016, January 2016 and September 2016, respectively. Mr. Hamrick has over 35 years’ experience in the investment management business. Prior to joining Terra Capital Partners in January 2011, he served as President of Lightstone Value Plus REIT from 2006 to July 2010. From 2001 to 2006, he held various positions at W.P. Carey & Co., including Chairman of Carey Financial, LLC and Managing Director. From 1988 until 1994, Mr. Hamrick served as National Director of Private Investments for UBS PaineWebber, where he was also a member of that firm’s Management Council, and from 1975 until 1988, he held positions ranging from Account Executive to National Director of Private Placements at E.F. Hutton. In those roles, he was responsible for the creation and distribution of alternative investment funds comprising assets in excess of $15 billion. Mr. Hamrick also had management and offering experience with some of the earliest BDCs, public or private. In 1988, he became the first chairman of Mezzanine Capital Corporation, which served as the General Partner of Fiduciary Capital Partners, L.P. and Fiduciary Capital Pension Partners, L.P., or the Fiduciary Funds, funds that invested primarily in subordinated debt and related equity securities issued as the “mezzanine financing” for friendly leveraged buyouts, acquisitions and recapitalizations and, as the Administrative General Partner for Kagan Media Partners, L.P., a BDC that acquired subordinated debt instruments with equity participations in cable television systems and other media properties. Mr. Hamrick served as chairman of Mezzanine Capital Corporation, as a member of the Fiduciary Funds’ investment committee and as chairman of the General Partner of the Fiduciary Funds’ manager until 1994. Mr. Hamrick has been a Certified Financial Planner, a director of mutual fund families, a member of the NYSE MKT Listings Qualifications Panel and the Listings Panel for NASDAQ as well as Chairman of the Securities Industry Association’s Direct Investment Committee and of the Investment Program Association. Mr. Hamrick holds a B.S. in Economics and an A.B. in English from Duke University.

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Gregory M. Pinkus has served as our Chief Financial Officer, Treasurer and Secretary since May 2013 and our Chief Operating Officer since July 2014. He has also served as Chief Financial Officer and Chief Operating Officer of the Advisor since February 2015 and July 2014, respectively. Mr. Pinkus has served as (i) the Chief Financial Officer of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Income Advisors 2 since May 2012, September 2012 and October 2016, respectively; (ii) the Chief Operating Officer of each of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Capital Partners since July 2014; (iii) the Chief Operating Officer of Terra Income Advisors 2 since October 2016; (iv) the Chief Financial Officer, and Secretary and Treasurer, of each of TSIF, TSIF 2, TSIF 3, TSIF 4 and TSIF 5 since May 2012 and July 2014, respectively; and (v) the Chief Financial Officer and Chief Operating Officer of Terra International, TIFI, TSIF 7, TPT and TPT 2 since June 2014, October 2016, October 2016, January 2016 and September 2016, respectively. Prior to joining Terra Capital Partners in May 2012, he served as Assistant Controller for W.P. Carey & Co. from 2006 to August 2010 and as Controller from August 2010 to May 2012. Mr. Pinkus also served as Controller and Vice President of Finance for several early-stage technology companies during the period of 1999 to 2005. Additionally, he managed large-scale information technology budgets at New York Life Insurance Company from 2003 to 2004 and oversaw an international reporting group at Bank of America from 1992 to 1996. Mr. Pinkus is a Certified Public Accountant and member of the American Institute of Certified Public Accountants. He holds a B.S. in Accounting from the Leonard N. Stern School of Business at New York University.

Daniel J. Cooperman has served as our Chief Originations Officer since February 2015, having previously served as our Managing Director of Originations from May 2013 until February 2015. He has also served as Chief Originations Officer of the Advisor since February 2015. Mr. Cooperman has served as Chief Originations Officer of (i) each of Terra Capital Advisors and Terra Capital Advisors 2 since January 2015, having previously served as Managing Director of Originations until January 2015 of Terra Capital Advisors and Terra Capital Advisors 2 since April 2009 and September 2012, respectively; (ii) each of TSIF 2, TSIF 3, TSIF 4, TSIF 5 and Terra International since January 2015, having previously served as Managing Director of Originations until January 2015 of TSIF, TSIF 2, TSIF 3, TSIF 4, TSIF 5 and Terra International since July 2009, May 2011, January 2012, September 2012, August 2013 and June 2014, respectively; (iii) TPT since January 2016; (iv) TPT2 since September 2016; and (v) each of Terra Income Advisors 2, TIFI, TSIF 7 since October 2016. Mr. Cooperman has 18 years’ experience in the acquisition, financing, leasing and asset management of commercial real estate with an aggregate value of over $5 billion. Prior to the formation of Terra Capital Partners in 2001 and its commencement of operations in 2002, Mr. Cooperman handled mortgage and mezzanine placement activities for The Greenwich Group International, LLC. Prior to joining The Greenwich Group, Mr. Cooperman worked in Chase Manhattan Bank’s Global Properties Group, where he was responsible for financial analysis and due diligence for the bank’s strategic real estate acquisitions and divestitures. Prior to that time, he was responsible for acquisitions and asset management for JGS, a Japanese conglomerate with global real estate holdings. Mr. Cooperman holds a B.S. in Finance from the University of Colorado at Boulder.

Michael S. Cardello has served as our Chief Compliance Officer since May 2013 and as the Chief Compliance Officer of the Advisor since February 2015. He also has served as the Chief Compliance Officer of Terra Capital Markets, LLC, the dealer manager for our public offering (“Terra Capital Markets” or the “Dealer Manager”) and Terra Income Advisors 2 since March 2011 and October 2016, respectively. He has also served as our Financial & Operations Principal of Terra Capital Markets since July 2011. Prior to joining Terra Capital Markets in March 2011, he served as Chief Compliance Officer from November 2006 to September 2011 and as Chief Financial Officer from August 2004 to September 2011 for Lightstone Securities LLC. Prior to his tenure at Lightstone Securities LLC, Mr. Cardello also served as Chief Financial Officer and Secretary at Spencer Trask Ventures from June 2004 to November 2006. Additionally, he served as an Adjunct Professor of Accounting at Farmingdale State University’s College of Technology from September 2004 to June 2005 and Senior Compliance Examiner at National Association of Securities Dealers, Inc., for New York District 12 (now FINRA District 10) from November 1989 to December 1990. Mr. Cardello holds a B.A. in History and an M.B.A. in Public Accounting and Taxation from the St. John’s University.

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Director Independence

In accordance with the Charter, the Board consists of a majority of independent directors. We do not consider a director independent unless the Board has determined that he or she has no material relationship with us and is therefore not an “interested person,” as defined by Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors and requires that the Valuation Committee have at least two independent directors as members.

The Board has determined that each of the directors and the director nominees are independent and has no material relationship with the Company, except as a director and stockholder of the Company, with the exception of Bruce D. Batkin and Simon J. Mildé. Messrs. Batkin and Mildé are interested persons of the Company due to their positions as Chief Executive Officer and Chairman, respectively, of the Company and of the Advisor.

Board Leadership Structure

Our business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of the Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our Bylaws, the Board may designate a Chairman to preside over the meetings of the Board and to perform such other duties as may be assigned to him or her by the Board. Presently, Mr. Simon J. Mildé serves as the Chairman of the Board. Mr. Mildé is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as Chairman of the Company and of the Advisor. We believe that Mr. Mildé’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of the Board. We believe that the Company is best served through this existing leadership structure, as Mr. Mildé’s relationship with the Advisor provides an effective bridge and encourages an open dialogue among management, the Advisor and the Board, ensuring that those groups act with a common purpose. If the Axar Investment is completed, however, Mr. Mildé will resign from the Board and will be replaced as Chairman by Mr. Batkin. We also believe Mr. Batkin’s relationship with the Advisor provides the same benefits to the Company as Mr. Mildé’s relationship.

The Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management; the establishment of the Audit Committee, the Nominating and Corporate Governance Committee and the Valuation Committee, each comprised solely of independent directors; and the appointment of a Chief Compliance Officer for administering our compliance policies and procedures. We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board Role in Risk Oversight

The Board oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). The risk oversight function of the Board consists of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis, receiving and reviewing reports related to our performance and operations; (ii) reviewing and approving, as applicable, our compliance policies and procedures; (iii) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the Advisor, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (v) engaging the services of our chief compliance officer to test our compliance procedures and our service providers. The Board implements its risk oversight function both as a whole and through its committees.

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As described below in more detail under “Committees of the Board,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing the adequacy of our internal controls over financial reporting and reviewing the plans, scope and results of the audit engagement with our independent accountants. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Chief Compliance Officer submits a quarterly compliance memorandum to the Board. In addition, the Chief Compliance Officer is responsible for conducting an annual review of the compliance policies and procedures of the Company and its service providers and producing a written report to be presented to the Board discussing the adequacy and effectiveness of such policies, taking into account: (i) any material compliance matters that arose during the previous year, (ii) any changes in the Company’s operations and (iii) any changes in applicable law and regulations that might suggest a need to revise and/or ways to strengthen the compliance system.

The Board believes that its role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified and some risks are beyond the control of us, the Advisor and our other service providers. We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Committees of the Board

The Board currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee. During the fiscal year ended September 30, 2017, the Board held five Board meetings, four Audit Committee meetings, one Nominating and Corporate Governance Committee meetings and one Valuation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available at www.terrafund6.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee is responsible for selecting, engaging and supervising our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the Audit Committee are Messrs. Altman, Evans and Marks, all of whom are independent. Mr. Evans serves as the chairman of the Audit Committee. It is anticipated that Mr. Goldenberg, if elected, will join the Audit Committee and replace Mr. Evans as its chairman. The Board has determined that Mr. Evans qualifies as, and that Mr. Goldenberg, if elected, would qualify as, an “audit committee financial expert” as defined under Item 407 of Regulation S-K promulgated under the Exchange Act. Mr. Evans meets, and Mr. Goldenberg, if elected, would meet, the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board, a copy of which is available at www.terrafund6.com. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board. The Nominating and Corporate Governance Committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board must provide notice to our corporate secretary in accordance with the requirements set forth in our Bylaws. The members of the Nominating and Corporate Governance Committee are Messrs. Altman, Evans and Marks, all of whom are independent. It is anticipated that Mr. Goldenberg, if elected, will replace Mr. Evans on the Nominating and Corporate Governance Committee. Mr. Marks serves as chairman of the Nominating and Corporate Governance Committee.

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Valuation Committee.  The Valuation Committee operates pursuant to a charter approved by the Board, a copy of which is available at www.terrafund6.com. The charter sets forth the responsibilities of the Valuation Committee. The Valuation Committee establishes guidelines, reviews valuations provided by an advisor or an independent valuation firm and makes recommendations to the Board regarding the valuation of our loans and investments. The members of the Valuation Committee are Messrs. Altman, Evans and Marks, all of whom are independent. It is anticipated that Mr. Goldenberg, if elected, will replace Mr. Evans on the Valuation Committee. Mr. Altman serves as chairman of the Valuation Committee.

We currently do not have a Compensation Committee of the Board because we do not pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations. Our compensation policies are described in more detail below in the sections entitled “Compensation of Directors” and “Compensation of Executive Officers.”

Communication with the Board

Our stockholders may communicate with the Board by sending written communications addressed to Terra Income Fund 6, Inc., c/o Gregory M. Pinkus, Secretary, 805 Third Avenue, 8th Floor, New York, New York 10022. Mr. Pinkus will deliver all stockholder communications received in this manner to one or more members of the Board.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 of the 1940 Act, which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and “access person” (as defined within the Code of Ethics) of the Company.

Compensation of Directors

Our directors who do not also serve in an executive officer capacity for us or the Advisor are entitled to receive annual cash retainer fees, fees for attending Board and committee meetings and annual fees for serving as a committee chairperson. The above directors will receive an annual fee of $20,000, plus $2,500 for each Board meeting attended in person, $1,000 for each Board meeting attended via teleconference and $1,000 for each committee meeting attended. In addition, the chairman of the Audit Committee will receive an annual fee of $7,500 and the chairman of each of the Nominating and Corporate Governance Committee and the Valuation Committee, and any other committee, will receive an annual fee of $2,500 for their additional services. We will also reimburse each of our directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting. We do not pay compensation to our directors who also serve in an executive officer capacity for us or the Advisor.

The following table sets forth compensation of the Company’s directors, for the year ended September 30, 2017:

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Interested Directors
Simon J. Mildé	$—	$—	$—
Bruce D. Batkin	$—	$—	$—
Independent Directors
Jeffrey M. Altman	$36,500	$—	$36,500
Michael L. Evans	$40,000	$—	$40,000
Robert E. Marks	$36,500	$—	$36,500

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisor or by individuals who were contracted by us or by the Advisor to work on behalf of us pursuant to the terms of the Advisory Agreements. Each of our executive officers is an employee of the Advisor, or one of its affiliates or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by the Advisor. In addition, we reimburse the Advisor for our allocable portion of expenses incurred by the Advisor in performing its obligations under the Advisory Agreements, including the allocable portion of the cost of our officers and their respective staffs determined under the Advisory Agreements.

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The Advisory Agreements provide that the Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, nor will the Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (i) the Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) the Advisor or such other person was acting on behalf of or performing services for us; (iii) the liability or loss suffered was not the result of negligence or misconduct by the Advisor or such other person acting as our agent; and (iv) the indemnification or agreement to hold the Advisor or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

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CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Pre-Axar Investment Relationships

The following is a summary of certain relationships and related transactions that exist prior to the closing of the Axar Investment.

The Company has entered into the Existing Advisory Agreement with the Advisor. Simon J. Mildé has a 25.077% membership and voting interest in the Advisor, and may be deemed to “control” the Advisor within the meaning of Section 2(a)(3)(C) of the 1940 Act. Terra Group, LLC, a Delaware limited liability company (“Terra Group”), has a 67.584% membership and voting interest in the Advisor, and may be deemed to “control” the Advisor within the meaning of Section 2(a)(3)(C) of the 1940 Act. Terra Group’s sole member is Bruce D. Batkin. DCoop LLC has a 7.339% membership and voting interest in the Advisor. DCoop LLC’s sole member is Daniel J. Cooperman. Mr. Mildé is Chairman of the Board of Managers of the Advisor, Mr. Batkin is Chief Executive Officer of the Advisor and Mr. Cooperman is Chief Originations Officer of the Advisor.

In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Company does not engage in any prohibited transactions with any persons affiliated with it, the Company has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by the Company and the Company’s employees and directors. The Company will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. The Board reviews these procedures on an annual basis.

The Company has also adopted a Code of Ethics which applies to, among others, the Company’s senior officers, including its Chief Executive Officer and Chief Financial Officer, as well as all of its officers, directors and employees. The Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to the Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Company’s Chief Compliance Officer. The Audit Committee is charged with approving any waivers under the Code of Ethics.

Post-Axar Investment Relationships

The following is a summary of certain relationships and related transactions that may exist after the closing of the Axar Investment.

The Company will enter into the New Advisory Agreement with the Advisor upon the closing of the Axar Investment. Axar Terra currently owns a 49% non-voting economic interest in the Advisor, and will indirectly own a 65.7% voting interest in the Advisor upon the closing of the Axar Investment. Axar Terra (and therefore Axar and its personnel) will not make any investment recommendations or otherwise participate in the specific investment activities of the Company. Axar, its affiliates, and their respective members, partners, officers, and employees will devote as much of their time to the Company’s activities as they deem necessary and appropriate. Axar and its affiliates currently provide investment advisory and other services to Axar Clients, and are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Company and may involve substantial time and resources of Axar or its affiliates. Also, in connection with such business activities, Axar and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within the Company’s investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time and effort of the members of Axar, its affiliates and their officers and employees will not be devoted exclusively to the Company’s business.

After the Closing of the Axar Investment, Terra Group will indirectly own a 28.2% voting interest in the Advisor, Mr. Mildé will own an 8.6% voting interest in the Advisor and DCoop LLC will indirectly own a 2.5% voting interest in the Advisor. Mr. Batkin is Chief Executive Officer of the Advisor and Mr. Cooperman is Chief Originations Officer of the Advisor.

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In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, it has implemented certain policies and procedures whereby the Company’s executive officers screen each of its transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by it and its employees and directors. The Company will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. The Board reviews these procedures on an annual basis.

The Company has also adopted a Code of Ethics which applies to, among others, its senior officers, including its Chief Executive Officer and Chief Financial Officer, as well as all of its officers, directors and employees. The Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the Company’s interests. Pursuant to the Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Company’s Chief Compliance Officer. The Audit Committee is charged with approving any waivers under the Code of Ethics.

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PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF KPMG
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board have appointed KPMG as our independent registered public accounting firm for the fiscal year ending September 30, 2018. With regards to this proposal, the Board is requesting that stockholders ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending September 30, 2018. A stockholder can vote for, against or abstain from ratifying the appointment of KPMG. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the ratification of the appointment of KPMG. The ratification of the appointment of KPMG requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting. Any shares not voted, whether by abstention, Broker Non-Vote or otherwise, will have no impact on the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Fees

The Audit Committee and the Non-Interested Directors of the Board have appointed KPMG as our independent registered public accounting firm for the fiscal year ending September 30, 2018. KPMG has served as the Company’s independent registered public accounting firm since August 18, 2016. KPMG has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of KPMG will be present at the Meeting and will be available to answer questions.

The following table displays fees for professional services by the Company’s predecessor auditor for the period from October 1, 2015 through August 18, 2016 and fiscal year ended September 30, 2017:

	Period from October 1, 2015 through August 18, 2016	Fiscal Year Ended September 30, 2017
Audit Fees	$157,630	$—
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$47,500
Total	$157,630	$47,500

(1)	Amount for the fiscal year ended September 30, 2017 represents fee paid to the predecessor auditor associated with communication with successor auditor

The following table displays fees for professional services by KPMG for the period from August 18, 2016 through September 30, 2016 and the fiscal year ended September 30, 2017:

	Period from August 18, 2016 through September 30, 2016	Fiscal Year Ended September 30, 2017
Audit Fees	$122,500	$285,716
Audit-Related Fees	$—	$—
Tax Fees	$18,000	$13,000
All Other Fees	$—	$—
Total	$140,500	$298,716

Audit Fees.  Audit fees include fees for services that normally would be provided by our auditor in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standard, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

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Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees.  Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees.  Other fees would include fees for products and services other than the services reported above.

Pre-Approval Policies

We have established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by our independent auditor. Pursuant to this policy, the Audit Committee will pre-approve the audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with the pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is provided at the regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by our independent auditor to management. All services rendered by KPMG the fiscal year ended September 30, 2017 were pre-approved in accordance with the policies set forth above.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended September 30, 2017. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of Terra Income Fund 6, Inc.:

As part of our oversight of the financial statements of Terra Income Fund 6, Inc. (the “Company”), we have reviewed and discussed with both management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, the Company’s financial statements filed with the SEC for the fiscal year ended September 30, 2017. Management advised us that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with us. We also discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG. Pursuant to the policy, we will pre-approve the audit and non-audit services performed by KPMG in order to assure that the provision of such services does not impair the firm’s independence. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to us for specific pre-approval in accordance with our pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is provided at the regularly scheduled meetings of the Audit Committee. However, we may delegate pre-approval authority to one or more of our members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at our next scheduled meeting. We do not delegate our responsibilities to pre-approve services performed by KPMG to management.

We received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding KPMG’s communications with us concerning independence, and have discussed with KPMG the independent auditors’ independence. We have reviewed the audit fees paid by the Company to KPMG. We have also reviewed non-audit services and fees to assure compliance with the Company’s and our policies restricting KPMG from performing services that might impair our independence.

Based on our discussions with management and KPMG, our review of the Company’s audited financial statements, the representations of management and the report submitted to us by KPMG, we have recommended to the board of directors of the Company that the audited financial statements as of and for the years ended September 30, 2017 be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2017 for filing with the SEC. We have also recommended the selection of KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

Respectfully submitted,

/s/ The Audit Committee
Michael L. Evans, Chairman
Jeffrey M. Altman
Robert E. Marks
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PROPOSAL NO. 5: ADJOURNMENT OF THE MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Meeting to solicit additional proxies. If a quorum is present at the Meeting, but there are not sufficient votes at the time of the Meeting to approve the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Meeting to permit further solicitation of proxies in favor of the other proposals.

If the adjournment proposal is submitted for a vote at the Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of the proposals. If the adjournment proposal is approved, and the Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting as adjourned or postponed.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
ADJOURNMENT OF THE MEETING, IF NECESSARY OR
APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

VOTE REQUIRED FOR EACH PROPOSAL

The following table summarizes the applicable vote required for passage of each proposal, whether broker discretionary voting is allowed, and the effect of abstentions.

A:	Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions
	Proposal 1 — Approval of the New Advisory Agreement between the Company and the Advisor, to take effect upon a change of control of the Advisor in connection with the Axar Investment.	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting.*	No	Abstentions will have the effect of a vote against this proposal.
	Proposal 2 — Approval of the proposal to amend the Charter.	Affirmative vote by the holders of shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date.	No	Abstentions will have the effect of a vote against this proposal.
	Proposal 3 — Election of one member of the Board, who will serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies.	Plurality of all the votes cast either in person or by proxy at the Meeting.	No	Abstentions will have no effect on this proposal.
	Proposal 4 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018	Affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.	Yes	Abstentions will have no effect on this proposal.
	Proposal 5 — To adjourn the Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of the holders of a majority of the votes cast at the Meeting.	No	Abstentions will have no effect on this proposal.

*	For purposes of this proposal, consistent with the 1940 Act, “a majority of the outstanding shares of common stock” is the lesser of: (i) 67% or more of the Company’s common stock present at the Meeting if the holders of more than 50% of the Company’s outstanding common stock are present or represented by proxy, or (ii) more than 50% of the Company’s outstanding common stock.

Since banks, brokerage firms or other nominees do not have discretion to vote on Proposals 1, 2, 3 or 5, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted on these Proposals at the Meeting.

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OTHER BUSINESS

The Board knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the discretion of the person or persons exercising the authority conferred by the proxy prior to the Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our Charter, (ii) our Bylaws, (iii) minutes of the proceedings of our stockholders, (iv) annual statements of affairs and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of the Board.

We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least quarterly to reflect changes in the information contained therein. In addition to the foregoing, Rule 14a-7 promulgated under the Exchange Act provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of the Board or (iii) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board at a special meeting may be made only by or at the direction of the Board or (ii) provided that the special meeting has been called in accordance with the Bylaws for the purpose of electing directors, by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the Bylaws.

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The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Per the requirements found in our current Bylaws, a stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing to Gregory M. Pinkus, Secretary, Terra Income Fund 6, Inc., at its address of 805 Third Avenue, 8th Floor, New York, New York 10022, and the proposal should be received by us no earlier than [          ] [   ], [     ], nor later than 5:00 p.m., local time, on [          ] [   ], [     ]. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Meeting, a timely notice by the stockholder must be delivered not earlier than the one hundred fiftieth (150th) day prior to the first anniversary of the Meeting and not later 5:00 p.m., local time, on the later of (i) the one hundred twentieth (120th) day prior to the date of the preceding year’s annual meeting, as originally convened, or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

To be considered timely under SEC Rule 14a-8 for inclusion in our proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's proposal must be received at our principal executive offices not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder’s proposal must be received no later than [          ] [   ], [     ] in order to be included in our proxy statement and proxy card for the 2019 annual meeting.

Our Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. Persons with complaints or concerns regarding such matters may submit their complaints to our Chief Compliance Officer. Persons who are uncomfortable submitting complaints to our Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Michael S. Cardello

Chief Compliance Officer

Terra Income Fund 6, Inc.

805 Third Avenue, 8th Floor

New York, NY 10022

The Audit Committee Chairman may be contacted at:

Michael L. Evans

Audit Committee Chairman

Terra Income Fund 6, Inc.

805 Third Avenue, 8th Floor

New York, NY 10022

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to authorize a proxy to vote your shares by telephone or through the Internet.

Online Access to Annual Reports on Form 10-K and Proxy Statements

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for our fiscal year ended September 30, 2017 are available at www.terrafund6.com. Instead of receiving future copies of the Proxy Statement and Annual Report on Form 10-K by mail, you may elect to receive these documents electronically by sending us instructions in writing in a form acceptable to us, in which case you will receive an e-mail with a link to these documents. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as online charges.

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You may access and print all documents provided through this electronic delivery service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, we will send only a single copy of our proxy materials to all stockholders who share an address, unless any of these stockholders notifies us that he or she objects to receiving a single copy or revokes a prior consent to receiving such single copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Proxy Tabulator, Mediant Communications Inc., by calling 1-866-474-9826 or by writing to the Copmany, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916. Similarly, you may also contact the Proxy Tabulator if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

By Order of the Board of Directors,

/s/ Simon J. Mildé
Chairman of the Board

New York, New York
[               ] [   ], 2018

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APPENDIX A

FORM OF INVESTMENT ADVISORY

AND ADMINISTRATIVE SERVICES AGREEMENT

BETWEEN

TERRA INCOME FUND 6, INC.

AND

TERRA INCOME ADVISORS, LLC

This Investment Advisory and Administrative Services Agreement (this “Agreement”) is made this [●] day of [●], 2018, by and between TERRA INCOME FUND 6, INC., a Maryland corporation (the “Company”), and TERRA INCOME ADVISORS, LLC, a Delaware limited liability company (the “Advisor”).

RECITALS

WHEREAS, the Company is a non-diversified, closed-end management investment company that intends to elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company desires to retain the Advisor to furnish investment advisory services to the Company and to provide for the administrative services necessary for the operation of the Company on the terms and conditions set forth herein, and the Advisor wishes to be retained to provide such services.

AGREEMENT

NOW, THEREFORE, in consideration of the promises herein and for other good and valuable consideration, the parties hereby agree as follows:

1.            Duties of the Advisor.

(a)          Retention of Advisor. The Company hereby employs the Advisor to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board”), for the period and upon the terms set forth herein:

(i)       in accordance with the investment objectives, policies and restrictions that are set forth in the Company’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the “SEC”) (File No. 333-202399), as amended from time to time (the “Registration Statement”);

(ii)       in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s Articles of Amendment and Restatement (the “Articles”) and bylaws (the “Bylaws”), in each case as amended from time to time;

(iii)     in accordance with such investment policies, directives and regulatory restrictions as the Company may from time to time establish or issue and communicate to the Advisor in writing; and

(iv)     in accordance with the Company’s compliance policies and procedures as applicable to the Advisor and as administered by the Company’s chief compliance officer.

(b)          Responsibilities of Advisor. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement:

(i)       determine the composition and allocation of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;

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(ii)       identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)     execute, close, service and monitor the Company’s investments;

(iv)     determine the securities and other assets that the Company shall purchase, retain or sell;

(v)      perform due diligence on prospective portfolio companies; and

(vi)     provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds and the disposition of such investments.

(c)          Power and Authority. To facilitate the Advisor’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Advisor, and the Advisor hereby accepts, the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Advisor shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board.

(d)          Administrative Services. Subject to the supervision, direction and control of the Board, the provisions of the Articles and Bylaws and applicable federal and state law, the Advisor shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Company.

(e)          Acceptance of Employment. The Advisor hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(f)           Sub-Advisors. The Advisor is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Advisor”) pursuant to which the Advisor may obtain the services of the Sub-Advisor(s) to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Advisor, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Advisor and the Company.

(i)       The Advisor and not the Company shall be responsible for any compensation payable to any Sub-Advisor.

(ii)       Any sub-advisory agreement entered into by the Advisor shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to Board approval and the Company’s stockholder approval thereunder, and other applicable federal and state law.

(iii)     Any Sub-Advisor shall be subject to the same fiduciary duties imposed on the Advisor pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(g)       Independent Contractor Status. The Advisor shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

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(h)          Record Retention. Subject to review by, and the overall control of, the Board, the Advisor shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Advisor agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request and upon termination of this Agreement pursuant to Section 9, provided that the Advisor may retain a copy of such records.

The following provisions in this Section 1 shall apply for only so long as the shares of common stock of the Company (“Shares”) are not listed on a national securities exchange.

(i)           Administrator. The Advisor shall, upon request by an official or agency administering the securities laws of a state, province or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to the Company’s stockholders pursuant to this Agreement, the Registration Statement and applicable federal and state law.

(j)           Fiduciary Duty. It is acknowledged that the Advisor shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Advisor’s immediate possession or control. The Advisor shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Advisor shall not, by entry into an agreement with any stockholder of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the Company’s stockholders under common law.

2.            The Company’s Responsibilities and Expenses Payable by the Company.

(a)          Advisor Personnel. All personnel of the Advisor, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Advisor and not by the Company.

(b)          Costs. Subject to the limitations on reimbursement of the Advisor as set forth in Section 2(c) below, the Company, either directly or through reimbursement to the Advisor, shall bear all other costs and expenses of its operations and transactions, including (without limitation): expenses deemed to be “organization and offering expenses” of the Company for purposes of Conduct Rule 2310(a)(12) of Financial Industry Regulatory Authority, Inc. (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee and any discounts, are hereinafter referred to as “Organization and Offering Expenses”); corporate and organizational expenses relating to offerings of Shares, subject to limitations included in the Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation firms; the cost of effecting sales and repurchases of Shares and other securities; fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Company’s investments; costs of proxy statements, stockholders’ reports, notices and other filings; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long-distance telephone and staff costs associated with the Company’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; and all other expenses incurred by the Advisor, any Sub-Advisor or the Company in connection with administering the Company’s business, including expenses incurred by the Advisor or any Sub-Advisor in performing administrative services for the Company, and the reimbursement of the compensation of the Company’s chief financial officer and chief compliance officer paid by the Advisor, to the extent they are not controlling persons of the Advisor or any of its affiliates.

Notwithstanding the foregoing, the Company shall not be liable for Organization and Offering Expenses to the extent that Organization and Offering Expenses, together with all prior Organization and Offering Expenses, exceed 1.5% of the aggregate gross proceeds from the Company’s offering of Shares (the “Reimbursable O&O Expenses”).

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The following provisions in this Section 2(c) shall apply for only so long as the Shares are not listed on a national securities exchange.

(c)          Limitations on Reimbursement of Expenses.

(i) In addition to the compensation paid to the Advisor pursuant to Section 3, the Company shall reimburse the Advisor for all expenses of the Company incurred by the Advisor as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Advisor. The Advisor may be reimbursed for the administrative services performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lesser of the Advisor’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Advisor is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(A) rent or depreciation, utilities, capital equipment and other costs of administrative items of the Advisor; and

(B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of the Advisor (or any individual performing such services) or a holder of 10% or greater equity interest in the Advisor (or any person having the power to direct or cause the direction of the Advisor, whether by ownership of voting securities, by contract or otherwise).

(d)          Periodic Reimbursement. Expenses incurred by the Advisor on behalf of the Company and payable pursuant to this Section 2 shall be reimbursed no less than monthly to the Advisor. The Advisor shall prepare a statement documenting the expenses of the Company and the calculation of the reimbursement and shall deliver such statement to the Company prior to full reimbursement.

3.            Compensation of the Advisor. The Company agrees to pay, and the Advisor agrees to accept, as compensation for the services provided by the Advisor hereunder, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as set forth herein. See Appendix A attached hereto for examples of how these fees are calculated.

(a)          Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 2.0% of the Company’s average gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average value of the Company’s gross assets at the end of the two most recent completed calendar quarters. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Advisor shall determine.

(b)          Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on Adjusted Capital (as defined below) at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch up” feature (as described below).

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For purposes of this fee, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under this Agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and servicing fees paid to the Company’s dealer manager). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

For purposes of this fee, “Adjusted Capital” shall mean cumulative gross proceeds generated from sales of the Shares (including proceeds from the Company’s distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Company’s investments paid to stockholders and amounts paid for share repurchases pursuant to the Company’s share repurchase program.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A) No Subordinated Incentive Fee on Income shall be payable to the Advisor in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 2.0% or 8.0% annualized (the “Preferred Return”) on Adjusted Capital;

(B) 100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the preferred return but is less than or equal to 2.5% in any calendar quarter (10% annualized) shall be payable to the Advisor, all or any portion of which may be waived or deferred in the Advisor’s discretion. This portion of the Company’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Advisor with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 2.5% (10% annualized) in any calendar quarter; and

(C) For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% (10% annualized), the Subordinated Incentive Fee on Income shall equal 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch up will have been achieved.

(ii) The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory Agreement). This fee shall equal 20.0% of the Company’s incentive fee capital gains, which shall equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

(c)          Waiver or Deferral of Fees.

The Advisor shall have the right to elect to temporarily or permanently waive or defer all or a portion of the Base Management Fee or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Advisor, the Company shall obtain written instructions from the Advisor with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Advisor and not paid over to the Advisor with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the occurrence of termination of this Agreement, as the Advisor may determine upon written notice to the Company. Any of the fees payable to the Advisor under this Agreement for any partial month or calendar quarter shall be appropriately prorated.

4.            Covenants of the Advisor.

(a)          Advisor Status. The Advisor covenants that it will be registered as an investment Advisor under the Advisers Act as of the date the Company commences investment operations and will maintain such registration. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

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The following provisions in this Section 4 shall apply for only so long as the Shares are not listed on a national securities exchange.

(b)          Reports to Stockholders. The Advisor shall prepare or shall cause to be prepared and distributed to the Company’s stockholders during each year the following reports of the Company (either included in a periodic report filed with the SEC or distributed in a separate report):

(i) Quarterly Reports. Within 60 days of the end of each calendar quarter, a report containing the same financial information contained in the Company’s Quarterly Report on Form 10-Q filed by the Corporation under the Securities Exchange Act of 1934, as amended.

(ii) Annual Report. Within 120 days after the end of the Company’s fiscal year, an annual report containing:

(A) A balance sheet as of the end of each fiscal year and statements of income, equity and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;

(B) A report of the activities of the Company during the period covered by the report;

(C) Where forecasts have been provided to the Company’s stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and

(D) A report setting forth distributions by the Company for the period covered thereby and separately identifying distributions from (a) cash flow from operations during the period, (b) cash flow from operations during a prior period which have been held as reserves and (c) proceeds from disposition of the Company’s assets.

(iii) Previous Reimbursement Reports. The Advisor shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Advisor pursuant to Section 2(c) for the previous fiscal year. The special report shall at a minimum provide:

(A) A review of the time records of individual employees, the costs of whose services were reimbursed; and

(B) A review of the specific nature of the work performed by each such employee.

(iv) Proposed Reimbursement Reports. The Advisor shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Advisor.

(c)          Reports to Administrators. The Advisor shall, upon written request of any Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 4 to such Administrator.

(d)          Reserves. In performing its duties hereunder, the Advisor shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Advisor hereunder) by causing the Company to retain a reasonable percentage of proceeds from offerings and revenues.

(e)          Recommendations Regarding Reviews. From time to time and not less than quarterly, the Advisor must review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board, distribute pro rata to its stockholders funds received by the Company which the Advisor deems unnecessary to retain in the Company.

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(f)           Temporary Investments. The Advisor shall, in its sole discretion, temporarily place proceeds from offerings by the Company into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Advisor shall be under no fiduciary obligation to select any such short-term, highly-liquid investment based solely on any yield or return of such investment. The Advisor shall cause any proceeds of the offering of the Company’s securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the Company’s offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the stockholders of the Company as a return of capital without deduction of Front End Fees (as defined below).

5.            Brokerage Commissions; Limitations on Front End Fees; Period of Offering; Assessments.

(a)          Brokerage Commissions. The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

The following provisions in this Section 5 shall apply for only so long as the Shares are not listed on a national securities exchange.

(b)          Limitations. Notwithstanding anything herein to the contrary:

(i) All fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company (“Front End Fees”) shall be reasonable and shall not exceed 15% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Advisor or any other person for deferred organizational and offering expenses, including any interest thereon, if any, will be included within this 15% limitation.

(ii) The Advisor shall commit at least 82% of the gross offering proceeds toward the investment or reinvestment of assets and reserves as set forth in Section 4(d) on behalf of the Company. The remaining proceeds may be used to pay Front End Fees.

6.            Other Activities of the Advisor.

The services of the Advisor to the Company are not exclusive, and the Advisor may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Advisor to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Advisor and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Advisor and directors, officers, employees, partners, stockholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

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7.            Responsibility of Dual Directors, Officers and/or Employees. If any person who is a manager, partner, member, officer or employee of the Advisor is or becomes a director, officer or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer or employee of the Advisor shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.

8.            Indemnification; Limitation of Liability.

(a)          Indemnification. The Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Advisor) shall not be liable to the Company for any action taken or omitted to be taken by the Advisor or such other person in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment Advisor of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings)) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Advisor, each of whom shall be deemed a third party beneficiary hereof (collectively, the “Indemnified Parties”)) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its stockholders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment Advisor of the Company, to the extent such damages, liabilities, costs and expenses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland, the Articles or the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as amended from time to time.

The following provisions in this Section 8 shall apply for only so long as the Shares are not listed on a national securities exchange.

(b)          Limitations on Indemnification. Notwithstanding Section 8(a) to the contrary, the Company shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

(i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company;

(ii) the Indemnified Party was acting on behalf of or performing services for the Company;

(iii) such liability or loss was not the result of negligence or misconduct by the Indemnified Party; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged securities law violations;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

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(iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

(c)          Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought and will do so if:

(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(ii) the Indemnified Party provides the Company with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Company has been met;

(iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv) the Indemnified Party provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, in cases in which such Indemnified Party is found not to be entitled to indemnification.

9.            Effectiveness, Duration and Termination of Agreement.

(a)          Term and Effectiveness. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect for two years and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party (“Independent Directors”), in accordance with the requirements of the Investment Company Act.

(b)          Termination. This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Company upon 60 days’ prior written notice to the Advisor, (A) upon the vote of a majority of the outstanding voting securities of the Company or (B) by the vote of the Company’s Independent Directors, or (ii) by the Advisor upon 120 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

(c)          Payments to and Duties of Advisor Upon Termination.

(i) After the termination of this Agreement, the Advisor shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Advisor prior to termination of this Agreement.

(ii) The Advisor shall promptly upon termination:

(A) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

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(B) Deliver to the Board all assets and documents of the Company then in custody of the Advisor; and

(C) Cooperate with the Company to provide an orderly management transition.

The following provisions in this Section 9 shall apply for only so long as the Shares are not listed on a national securities exchange.

(d)          Other Matters. Without the approval of holders of a majority of the Shares entitled to vote on the matter, the Advisor shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Advisor unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new Advisor; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business; or (v) cause the merger or other reorganization of the Company. In the event that the Advisor should withdraw pursuant to (ii) above, the withdrawing Advisor shall pay all expenses incurred as a result of its withdrawal. The Company may terminate the Advisor’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Advisor’s interest, determined by agreement of the terminated Advisor and the Company. If the Company and the Advisor cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Advisor and the Company. The method of payment to the terminated Advisor must be fair and must protect the solvency and liquidity of the Company.

10.           Conflicts of Interests and Prohibited Activities.

This Section 10 shall apply for only so long as the Shares are not listed on a national securities exchange.

(a)          No Exclusive Agreement. The Advisor is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Company.

(b)          Rebates, Kickbacks and Reciprocal Arrangements.

(i) The Advisor agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

(ii) The Advisor agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Shares or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer of sales commissions for selling or distributing Shares.

(c)          Commingling. The Advisor covenants that it shall not permit or cause to be permitted the Company’s funds to be commingled with the corporations of any other entity. Nothing in this Section 10(c) shall prohibit the Advisor from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.

11.          Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12.          Amendments. This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the Investment Company Act and the Articles.

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13.          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

14.          Entire Agreement; Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

Company:

Terra Income Fund 6, Inc.

By:
Name:
Title:

ADVISOR:

Terra Income Advisors, LLC

By:
Name:
Title:

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Appendix A

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2.0%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses)) = 0.55%

Pre-incentive fee net investment income does not exceed the hurdle rate; therefore, there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2.0%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses)) = 2.2%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Catch up	= 100% x (2.2% – 2.0%)
= 0.2%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2.0%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses)) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.5%))

Catch up	= 2.5% – 2.0%
= 0.50%

Subordinated incentive fee on income = (100% × 0.5%) + (20.0% × (2.8% – 2.5%))

= 0.5% + (20% × 0.3%)
= 0.5% + 0.06%
= 0.56%

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Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)	Represents 8.0% annualized hurdle rate.

(2)	Represents 2.0% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.5% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The incentive fee on capital gains would be:

Year 1: None

Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None à $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains of $200,000 à $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The incentive fee on capital gains would be:

Year 1: None

Year 2: Incentive fee on capital gains of $5 million à 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: Incentive fee on capital gains of $1.4 million à $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2

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Year 4: None

Year 5: None à $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

*	The returns shown are for illustrative purposes only. No incentive fee is payable to Terra Income Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

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APPENDIX B

FORM OF ARTICLES OF AMENDMENT

Terra Income Fund 6, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation (the “Articles”) is hereby amended by deleting the existing definition of “Roll-Up Transaction” in Article IV of the Articles in its entirety and substituting in lieu thereof the following definition to read as follows:

“Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(c)	a transaction involving securities of the Corporation that have been Listed for at least twelve months; or

(d)	a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(v)	voting rights of the holders of Common Shares;

(vi)	the term of existence of the Corporation;

(vii)	Sponsor or Advisor compensation; or

(viii)	the Corporation’s investment objectives.”

SECOND: The Articles are hereby further amended by deleting Subsection (d) of Section 11.3 of the Articles in its entirety.

THIRD: The amendments to the Articles as set forth above have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

FIFTH: Except as amended hereby, the rest and remainder of the Articles shall be and remain in full force and effect.

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ____ day of __________, 2018.

ATTEST:			TERRA INCOME FUND 6, INC.

By:			By:			(SEAL)
	Name:	Gregory M. Pinkus		Name:	Bruce D. Batkin
	Title:	Secretary		Title:	Chief Executive Officer

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PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Terra Income Fund 6, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Terra Income Fund 6, Inc.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Terra Income Advisors. It is our policy that only authorized employees of our Terra Income Advisors who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

PO BOX 8035, CARY, NC 27512 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET: www.proxypush.com/terra • Cast your vote online. • Have your Proxy Card ready. • Follow the simple instructions to record your vote. PHONE: 1-866-474-9826 • Use any touch-tone telephone, 24 hours a day, 7 days a week. • Have your Proxy Card ready. • Follow the simple recorded instructions. MAIL • Mark, sign and date your Proxy Card. • Fold and return your Proxy Card in the postage- paid envelope provided with the address below showing through the window. PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 Please fold here—Do not separate TERRA INCOME FUND 6, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – [ ] [ ], 2018 The undersigned shareholder hereby appoints [ ] and [ ] as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of Terra Income Fund 6, Inc. (the “Company”) to be held on [ ] [ ], 2018 at [ ] a.m., Eastern Time, at the Company’s principal executive offices, located at 805 Third Avenue, 8th Floor, New York, New York 10022 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Company which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Company, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by voting at the Meeting. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting. Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title. Signature and Title, if applicable Additional Signature (if held jointly) Date Scan code for mobile voting PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE PXY-TERRA_v1

EVERY VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Terra Income Fund 6, Inc., to be held on [ ] [ ], 2018: The Proxy Statement for this Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at www.proxypush.com/terra PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: THE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 4 AND 5, AND “FOR” THE DIRECTOR NOMINEE IN PROPOSAL 3. FOR AGAINST ABSTAIN 1. The approval of the New Advisory Agreement between the Company and the Advisor, to take effect upon a change in control of the Advisor in connection with the Axar Investment; 2. The amendment of the charter of the Company (the “Charter”) to comply with a request from a state securities administrator; 3. The election of one member of the Board, who will serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies; 4. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; 5. The adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies; and 6. The transaction of such other business as may properly come before the Meeting, or any postponement or adjournment thereof. PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE PXY-TERRA-v1